UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

SCHEDULE 14A
__________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒          Definitive Proxy Statement
☐          Definitive Additional Materials
☐          Soliciting Material Under Rule 14a-12

ReWalk Robotics Ltd.
(Name of the Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ReWalk Robotics Ltd.
200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

 Dear Shareholder,

You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Meeting”) of ReWalk Robotics Ltd. (doing business as “Lifeward”) (“we,” the “Company” or “ReWalk”) to be held at  10:00 a.m. (Eastern Daylight Time) on Wednesday, September 4, 2024, at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. As always, we encourage you to vote your shares prior to the Meeting.

The agenda for the Meeting is set forth in the accompanying Notice of 2024 Annual Meeting of Shareholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1 – 9 on the agenda for the Meeting.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend the Meeting, it is important that your shares be represented. Accordingly, you are kindly requested to mark, sign, date and promptly mail the enclosed proxy card at your earliest convenience so that it will be received no later than 10:00 a.m. (Eastern Daylight Time) on Tuesday, September 3, 2024, to be validly included in the tally of ordinary shares voted at the Meeting. Detailed proxy voting instructions are provided both in the Proxy Statement and on the proxy card.

If your ordinary shares are held in “street name,” that is, in a brokerage account or by a trustee or nominee, you should complete the voting instruction card that will be sent to you in order to direct your broker, trustee or nominee how to vote your shares. You may also be able to provide such voting instructions via the Internet.

Thank you for your continued cooperation.

Very truly yours, Jeff Dykan Chairman of the Board of Directors July 29, 2024

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT JULY 29, 2024.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ReWalk Robotics Ltd.
200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

To the shareholders of ReWalk Robotics Ltd. (doing business as “Lifeward”):

Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “Meeting”) of ReWalk Robotics Ltd. (doing business as “Lifeward”) (“we,” the “Company” or “ReWalk”) will be held at 10:00 a.m. (Eastern Daylight Time) on Wednesday, September 4, 2024, at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

The agenda of the Meeting will be as follows:

1.
To reelect two current directors named in the attached proxy statement (the “Proxy Statement”), each as a Class I director of the board of directors of the Company (the “Board” or the “Board of Directors”), to serve until the 2027 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

2.
To approve the change of the Company’s name to “Lifeward Ltd.” or such other similar name as the Board of Directors shall determine and as shall be approved by the Israel Registrar of Companies, and to reflect such new name in an amendment to the Company’s Articles of Association.

3.	To approve the Company’s 2024 Incentive Compensation Plan.

4.	To approve the annual fees payable to the Company’s Chairperson of the Board.

5.	To approve a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 28,571 restricted stock units.

6.	To approve changes to the terms of the variable compensation of Larry Jasinski, our CEO.

7.
To approve the issuance of equity compensation to Randel E. Richner, a member of the Board, in connection with the additional consulting services provided by Ms. Richner under the consulting agreement with Richner Consultants, LLC, a Delaware company owned by Ms. Richner.

8.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

9.	To approve, on an advisory basis, the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

10.	To report on the business of the Company for the year ended December 31, 2023, and review the 2023 financial statements.

11.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The proposals above are described more fully in the accompanying Proxy Statement, which we urge you to read in its entirety.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1 – 9 on the agenda for the Meeting.

The affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”) is necessary for the approval of each of the Proposals. Under Israeli law, each of Proposals 5 and 6 requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a majority of the voting power represented at the Meeting in person or by proxy and voting thereon, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the proposal does not exceed two percent of the outstanding voting power in the Company. More detailed information regarding this approval requirement appears below under “Questions and Answers About the Meeting – About the Voting Procedures at the Meeting.”

Only shareholders of record at the close of business on the record date of July 24, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Meeting in person.

If you are unable to attend the Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later‑dated proxy card or if you vote your shares in person at the Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares. If your shares are held in “street name,” meaning in the name of a bank, broker or other record holder, you must either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder to vote the shares at the Meeting on behalf of the record holder as well as a statement from such record holder that it did not vote such shares on your behalf.

Further, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, which at our upcoming meeting will be Proposal 2 and Proposal 8, even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

By Order of the Board of Directors, Jeff Dykan Chairman of the Board of Directors July 29, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 4, 2024

You are urged to mark, date, sign and promptly return the proxy card in the envelope provided to you so that, if you are unable to attend the Meeting, your shares can be voted. The Notice and Proxy Statement and the 2023 Annual Report are available at http://ir.golifeward.com.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	2
DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED	8
PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS	9
CORPORATE GOVERNANCE	12
AUDIT COMMITTEE REPORT	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
DIRECTOR COMPENSATION	22
EXECUTIVE OFFICERS	24
EXECUTIVE COMPENSATION	25
EQUITY COMPENSATION PLAN INFORMATION	35
PROPOSAL 2 — APPROVAL OF THE CHANGE OF THE COMPANY’S NAME TO “LIFEWARD LTD.” OR SUCH OTHER SIMILAR NAME AS THE BOARD OF DIRECTORS SHALL DETERMINE AND AS SHALL BE APPROVED BY THE ISRAEL REGISTRAR OF COMPANIES, AND TO REFLECT SUCH NEW NAME IN AN AMENDMENT TO THE COMPANY’S ARTICLES OF ASSOCIATION	36
PROPOSAL 3 — APPROVAL OF THE COMPANY’S 2024 INCENTIVE COMPENSATION PLAN	37
PROPOSAL 4 – APPROVAL OF THE ANNUAL FEES PAYABLE TO THE COMPANY’S CHAIRPERSON OF THE BOARD PROPOSAL 5 – APPROVAL OF A GRANT OF EQUITY AWARDS TO LARRY JASINSKI, OUR CEO	43 44
PROPOSAL 6 – APPROVAL OF CHANGES TO THE TERMS OF THE VARIABLE COMPENSATION OF LARRY JASINSKI, OUR CEO	45
PROPOSAL 7 – APPROVAL OF THE ISSUANCE OF EQUITY COMPENSATION TO RANDEL E. RICHNER, A MEMBER OF THE BOARD, IN CONNECTION WITH THE ADDITIONAL CONSULTING SERVICES PROVIDED BY MS. RICHNER UNDER THE CONSULTING AGREEMENT WITH RICHNER CONSULTANTS, LLC, A DELAWARE COMPANY OWNED BY MS. RICHNER
PROPOSAL 8 – REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
46 48
PROPOSAL 9 — NON-BINDING SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION	49
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	51
DELINQUENT SECTION 16(a) REPORTS	53
REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2023	54
PROPOSALS OF SHAREHOLDERS AT 2025 ANNUAL MEETING	54
OTHER BUSINESS	54
ADDITIONAL INFORMATION	55
APPENDIX A – 2024 INCENTIVE COMPENSATION PLAN	A-1
APPENDIX B – AMENDMENT AND SUPPLEMENT TO CONSULTING AGREEMENT AMONG THE COMPANY, RICHNER CONSULTANTS, LLC AND RANDEL RICHNER	B-1

- i -

ReWalk Robotics Ltd.
200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

PROXY STATEMENT

This Proxy Statement is being furnished to the holders of ordinary shares, par value NIS 1.75 each, of ReWalk Robotics Ltd. (doing business as “Lifeward”) (“we,” the “Company”, or “ReWalk”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the 2024 Annual Meeting of Shareholders (the “Meeting”) to be held at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A., on Wednesday, September 4, 2024, at 10:00 a.m. (Eastern Daylight Time) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual General Meeting of Shareholders. We are first making available this Proxy Statement and accompanying materials to shareholders on or about July 29, 2024.

The agenda of the Meeting will be as follows:

1.
To reelect two current directors named in this Proxy Statement, each as a Class I director of the Board, to serve until the 2027 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

2.
To approve the change of the Company’s name to “Lifeward Ltd.” or such other similar name as the Board of Directors shall determine and as shall be approved by the Israel Registrar of Companies, and to reflect such new name in an amendment to the Company’s Articles of Association.

3.	To approve the Company’s 2024 Incentive Compensation Plan.

4.	To approve the annual fees payable to the Company’s Chairperson of the Board.

5.	To approve a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 28,571 restricted stock units.

6.	To approve changes to the terms of the variable compensation of Larry Jasinski, our CEO.

7.
To approve the issuance of equity compensation to Randel E. Richner, a member of the Board, in connection with the additional consulting services provided by Ms. Richner under the consulting agreement with Richner Consultants, LLC, a Delaware company owned by Ms. Richner.

8.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

9.	To approve, on an advisory basis, the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

10.	To report on the business of the Company for the year ended December 31, 2023, and review the 2023 financial statements.

11.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Currently, we are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

QUESTIONS AND ANSWERS ABOUT THE MEETING

GENERAL

Q:	When and where is the Annual General Meeting of Shareholders being held?

A:
The Meeting will be held on Wednesday, September 4, 2024, at 10:00 a.m. (Eastern Daylight Time), at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A. As always, we encourage you to vote your shares prior to the Meeting. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

Q:	Who can attend the Meeting?

A:
Any shareholder of the Company as of the Record Date (as defined above) may attend. Please note that space limitations make it necessary to limit attendance to shareholders. Admission will be on a first-come, first-served basis. Current proof of ownership of ReWalk’s shares as of the Record Date, as well as a form of personal photo identification, must be presented in order to be admitted to the Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a current brokerage statement or other form of proof reflecting ownership as of the Record Date with you to the Meeting. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Meeting.

Q:	Who is entitled to vote?

A:
Only holders of ordinary shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each ordinary share owned as of the Record Date. Ordinary shares held in our treasury, which are not considered outstanding, will not be voted. On the Record Date, there were 8,719,265 ordinary shares outstanding entitled to vote and there were no outstanding shares of any other class.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

HOW TO VOTE YOUR SHARES

Q:       How do I vote?

A:
You may vote in person. Ballots will be passed out at the Meeting to anyone who wants to vote at the Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If you are a shareholder of record, meaning that your shares are held directly in your name, you may vote in person at the Meeting. However, if your shares are held in “street name” (that is, though a bank, broker or other nominee), you must first obtain a signed proxy from the record holder (that is, your bank, broker or other nominee) before you vote at the Meeting.

“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you should have received this Proxy Statement from the bank, broker or other nominee, along with its proxy card with voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Thus, if you are a “street name” holder, your votes will be processed based on your instructions to your bank, broker or other nominee on how to vote the ordinary shares. Because you are not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares directly, giving you the right to vote the shares at the Meeting.

You may vote by mail. Both shareholders of record and “street name” holders can do this by completing the proxy card (for shareholders of record) or voting instruction card (for “street name” holders”) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

Q:	What is the difference between holding shares as a shareholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

A:
Many ReWalk shareholders hold their shares in “street name,” meaning through a bank, broker or other nominee rather than directly in their own name. As explained in this Proxy Statement, there are some distinctions between shares held of record and shares owned in “street name.”

Shareholders of Record

If your shares are registered directly in your name with our transfer agent Equiniti Trust Company, LLC of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. If you are a shareholder of record, you have the right to grant your voting proxy directly to ReWalk or to vote in person at the Meeting. If you hold your shares directly in your own name and do not provide a proxy, your shares will not be voted.

“Street Name” Holders (Beneficial Owners)

If your shares are held through a bank, broker or other nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or other nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker or other nominee on how to vote your shares for the Meeting. You also may attend the Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Meeting, unless you first obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares. Your bank, broker or other nominee has enclosed a voting instruction card for you to use in directing the bank, broker or other nominee regarding how to vote your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares without your instructions only on routine matters, which at our upcoming Meeting will be Proposal 2 and Proposal 8. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. Thus, while your broker may vote on Proposal 2 and Proposal 8 without instructions from you, your broker may not vote on Proposals 1, 3-7 or Proposal 9 unless you provide instructions. In the event of a broker non-vote, the shares held by you will be included in determining the presence of a quorum at the Meeting but are not considered “present” for purposes of voting on the proposals. It is important for a shareholder that holds ordinary shares through a bank, broker or other nominee to instruct its bank, broker or other nominee regarding how to vote its shares if the shareholder wants its shares to count towards the vote tally for a given proposal.

Q:	Does ReWalk recommend I vote in advance of the Meeting?

A:	Yes. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.

Q:	If I vote by proxy, can I change my vote or revoke my proxy?

A:	Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. If you are a shareholder of record, you may do this by:

•	filing a written notice of revocation with our Vice President of Finance, delivered to our address above;
•	delivering a timely later-dated proxy card or voting instruction form; or
•	attending the Meeting and voting (attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If you hold shares through a bank, broker or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting via “legal proxy” at the Meeting.

Q:	How are my votes cast when I submit a proxy vote?

A:
When you submit a proxy vote, you appoint Larry Jasinski and Michael Lawless, or either of them, as your representative(s) at the Meeting. Your shares will be voted at the Meeting as you have instructed.

Upon the receipt of a properly submitted proxy card, which is received by 10:00 a.m. (Eastern Daylight Time), on Tuesday, September 3, 2024, which is 24 hours prior to the Meeting, and not revoked prior to the Meeting, or which is presented to the chairperson at the Meeting, the persons named as proxies will vote the ordinary shares represented thereby at the Meeting in accordance with your instructions, or if no instructions are received, the persons named as proxies will vote in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.

Q:	What does it mean if I receive more than one proxy card from the Company?

A:	It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

ABOUT THE VOTING PROCEDURES AT THE MEETING

Q:	What constitutes a quorum?

A:
In order for us to conduct business at the Meeting, two or more shareholders must be present, in person or by proxy, representing at least 33-1/3% of the ordinary shares outstanding as of the Record Date. This is referred to as a quorum.

Ordinary shares represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. As discussed further above, a “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non‑votes will be counted as present in determining if a quorum is present.

Q:	What happens if a quorum is not present?

A:
If a quorum is not present, the Meeting will be adjourned to the same day at the same time the following week, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of a majority of the shares present in person or by proxy and voting on the question of adjournment.

Q:	How will votes be counted?

A:	Each outstanding ordinary share is entitled to one vote for each proposed resolution to be voted on at the Meeting. Our Articles of Association do not provide for cumulative voting.

Q:	What are the requirements for approval of each of the proposals and how will votes (and discretionary voting) be handled?

A:
The following chart details the votes required for each of the proposals, the treatment of abstentions and broker non-votes for each of the proposals, and whether the proposals permit discretionary voting.

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Proposals 1.a. and 1.b.: Election of two Class I directors for a three-year term expiring in 2027	Affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”).	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.
Proposal 2: Approval of the change of the Company’s name to “Lifeward Ltd.” or such other similar name as the Board of Directors of the Company shall determine and as shall be approved by the Israel Registrar of Companies, and to reflect such new name in an amendment to the Company’s Articles of Association.
	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	Yes
Proposal 3: Approval of the Company’s 2024 Incentive Compensation Plan.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.
Proposal 4: Approval of the fees payable to the Company’s Chairperson of the Board.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.
Proposal 5: Approval of a grant to of Larry Jasinski, our Chief Executive Officer, of 28,571 restricted stock units.	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposal 5.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.
Proposal 6: Approval of changes to the terms of the variable compensation of Larry Jasinski, our CEO.	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposal 6.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.
Proposal 7: Approval of the issuance of equity compensation to Randel E. Richner, a member of the Board, in connection with the additional consulting services provided by Ms. Richner under the consulting agreement with Richner Consultants, LLC, a Delaware company owned by Ms. Richner.
	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.	No.
Proposal 8: Reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2024.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.	Yes.
Proposal 9: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	No.

Special Majority

Under Israeli law, each of Proposals 5 and 6 requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a simple majority of shares voted at the Meeting, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. We refer to this threshold in this Proxy Statement as a “Special Majority”.

The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager. To the knowledge of the Company, there is no shareholder who is a controlling shareholder.

Under the Israel Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of the shareholder and any member of the shareholder’s family, family members of the shareholder’s spouse, or a spouse of any of the foregoing, or a personal interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of the shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our ordinary shares. Under the Israel Companies Law, in the case of a person voting by proxy for another person, “personal interest” includes a personal interest of either the proxy holder or the shareholder granting the proxy, whether or not the proxy holder has discretion how to vote. If you do not have a personal interest in this matter, you may assume that using the form of proxy enclosed herewith will not create a personal interest.

Under the Israel Companies Law, every voting shareholder is required to notify the Company whether such shareholder is a Controlling Shareholder or has a Personal Interest. To avoid confusion, every shareholder voting by means of the enclosed proxy card or voting instruction form, or via telephone or internet voting, will be deemed to confirm to the Company that such shareholder is NOT a Controlling Shareholder and does not have a Personal Interest. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of Proposals 5 and 6), please notify the Company’s Chief Financial Officer by telephone at phone number +508-281-7274 or by email at mike.lawless@golifeward.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

Q:	How will my shares be voted if I do not provide instructions on the proxy card?

A:
If you are the record holder of your shares and return a properly executed proxy card to us at least 24 hours before the Meeting, but do not specify on your proxy card how you want to vote your shares, your shares will be voted as to each of the proposals in accordance with the recommendation of the Board, as follows:

1.a. “FOR” the reelection of Hadar Levy as a Class I director of the Board, to serve until the 2027 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

1.b. “FOR” the reelection of Joseph Turk as a Class I director of the Board, to serve until the 2027 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

2. “FOR” the approval of the change of the Company’s name to “Lifeward Ltd.” or such other similar name as the Board of Directors of the Company shall determine and as shall be approved by the Israel Registrar of Companies, and to reflect such new name in an amendment to the Company’s Articles of Association.

3. “FOR” the approval of the Company’s 2024 Incentive Compensation Plan.

4. “FOR” the approval of the annual fees payable to the Company’s Chairperson of the Board.

5. “FOR” the approval of a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 28,571 restricted stock units.

6. “FOR” the approval of changes to the terms of the variable compensation of Larry Jasinski, our CEO.

7. “FOR” the issuance of equity compensation to Randel E. Richner, a member of the Board, in connection with the additional consulting services provided by Ms. Richner under the consulting agreement with Richner Consultants, LLC, a Delaware company owned by Ms. Richner.

8. “FOR” the approval of the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as ReWalk’s independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

9. “FOR” the approval, on an advisory basis, of the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

The named proxies will act in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting and any postponement(s) or adjournment(s) thereof to the extent permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

HOW TO FIND VOTING RESULTS

Q:	Where do I find the voting results of the Meeting?

A:
We plan to announce preliminary voting results at the Meeting. The final voting results will be reported following the Meeting on the “Investors” portion on our website at www.golifeward.com and in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

SOLICITATION OF PROXIES

Q:	Who will bear the costs of solicitation of proxies for the Meeting?

A:
ReWalk will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and employees of ReWalk may solicit proxies from shareholders by telephone, in person or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by ReWalk for their reasonable out-of-pocket expenses.

HOW TO FIND MORE INFORMATION

Q:	Who can I contact for more information or questions about the Meeting or the Proposals on the agenda for the Meeting?

A:
For more information or questions about the Meeting or any of the Proposals on the agenda for the Meeting, please contact the Company’s Chief Financial Officer by telephone at phone number +508-281-7274 or by email at mike.lawless@golifeward.com.

POSITION STATEMENTS

Q:	Can a shareholder express an opinion on a proposal prior to the Meeting?

A:
In accordance with the Israel Companies Law and regulations promulgated thereunder, any ReWalk shareholder may submit a position statement on its behalf, expressing its position on an agenda item for the Meeting, to ReWalk Robotics Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A, Attention: Chief Financial Officer, or by email to mike.lawless@golifeward.com, no later than August 28, 2024. Position statements must be in English and otherwise must comply with applicable law. We will make publicly available any valid position statement that we receive.

DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED

We are first mailing this Proxy Statement and accompanying materials to shareholders on or about July 29, 2024. This Proxy Statement and our 2023 Annual Report are also available at http://ir.golifeward.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

Our Board currently consists of seven directors. Our Articles of Association provide that our Board may consist of not less than five and not more than thirteen directors. Immediately following the Annual Meeting, assuming approval of Proposal 1, we anticipate that our Board will consist of six directors, as described below.

Under our Articles of Association, our directors (other than our external directors, if any, as discussed below) are divided into three classes. Class I currently consists of three members, Class II currently consists of three members and Class III currently consists of one member. At each annual meeting of our shareholders, directors are elected or reelected for a term of office that expires at the third annual meeting following such election or reelection, such that, each year, the term of office of one class of directors expires.

Each director serves through the term of his or her class, except in the event of his or her earlier death, resignation, removal or termination otherwise. The term of each of our Class I directors, Messrs. Jeff Dykan, Hadar Levy and Joseph Turk, expires at the Meeting. On June 27, 2024, Mr. Dykan, one of our Class I directors and our current Chairman of the Board, informed the Board that he is retiring and will not stand for reelection. Our Board appointed Joseph Turk to serve as Chairman of the Board, effective immediately following the Meeting and assuming the reelection of Mr. Turk as a member of the Board pursuant to Proposal 1.b.

Our Board has nominated Hadar Levy and Joseph Turk (the “ReWalk Nominees”) as Class I directors to serve until the 2027 annual general meeting of shareholders.

Except as indicated herein, there are no arrangements or understandings between any director or any ReWalk Nominee for directorship and any other person pursuant to which such director or ReWalk Nominee was selected as director or nominee.

Each ReWalk Nominee has consented to being named in this Proxy Statement and to serve if elected and has advised us that he has the qualifications and time required for the performance of his duties as a director, and that there are no legal restrictions preventing him from assuming such office.

Director Nominees

ReWalk Nominees for Election to the Board as Class I Directors to Serve Until the 2027 Annual General Meeting of Shareholders

Hadar Levy, 51, has served on our Board since August 2022. Mr. Levy has more than 20 years of experience in management and finance. Mr. Levy has served as the Chief Executive Officer of Brainsway Ltd., a commercial stage medical device company developing advanced noninvasive neurostimulation treatments for mental health disorders, since February 2023, and prior to that, held several senior management roles at Brainsway since joining in July 2014, including as Senior Vice President and Chief Operating Officer since May 2020, and as Chief Financial Officer from September 2014 to May 2020. Prior to joining Brainsway, Mr. Levy served as a finance manager in the Latin America Division at Amdocs Ltd., where he was responsible for accounting, financial reporting, treasury, portfolio management and finance support for Mergers & Acquisitions. Prior to Amdocs, he served as Chief Financial Officer & Business Development of Notal Vision, a healthcare company that researches and develops medical technologies for detecting retinal malfunction and deterioration, where he was responsible for all financial functions and led financial rounds of equity including M&A activities with strategic partners. Prior to this position, he served as Controller of GE Healthcare Israel. Mr. Levy began his career at Deloitte LLP. He holds a BA in Accounting and Economics, an LLM degree from Bar-Ilan University (Tel Aviv, Israel), and is a Certified Public Accountant. We believe that Mr. Levy’s finance and senior management experience in the medical device industry experience provide him with the qualifications and skills to serve as a member of our Board.

Joseph Turk, 56, has served on our Board since April 2022. Mr. Turk has served as an Executive Vice President of Fresenius Medical Care North America since 2019, during which he has served as the Global Head of Home Therapies since January 2022, President of its North American Renal Therapies Group from July 2021 through December 2021, and as the President of its U.S. Home and Critical Care Therapies group from February 2019 until July 2021. Previously he served in a number of roles at NxStage Medical, Inc. from 2000 to 2019, including President, Senior Vice President, and Vice President of Marketing. Prior to this, Mr. Turk held roles at Boston Scientific Corporation and McKinsey and Company. Mr. Turk holds a B.A. from Wabash College and an M.A from the Kellogg Graduate School of Management. We believe that Mr. Turk’s management leadership and experience in successfully achieving favorable Medicare reimbursement, building an organization for implementation of commercialization with a novel breakthrough medical device, and completing multiple new business development transactions provide him the qualifications and skills to serve as a member of our Board.

Each ReWalk Nominee elected at the Meeting will serve until the 2027 annual meeting of our shareholders and until his respective successor has been duly elected and qualified, or until his office is vacated in accordance with our Articles of Association or the Israel Companies Law.

Proposed Resolutions

You are requested to adopt the following resolutions:

“1.a. RESOLVED, that Mr. Hadar Levy be reelected as a Class I director, to serve until the 2027 annual meeting of shareholders and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999”; and

“1.b. RESOLVED, that Mr. Joseph Turk be reelected as a Class I director, to serve until the 2027 annual meeting of shareholders and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999”.

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt each of the resolutions.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

Continuing Directors

Class II Directors Continuing in Office until the 2025 Annual General Meeting of Shareholders

Set forth below is a list of our directors continuing in office until the 2025 annual general meeting of shareholders, together with certain biographical information, including their ages as of the date of this Proxy Statement:

Larry Jasinski, 66, has served as our Chief Executive Officer (“CEO”) and as a member of our Board since February 2012. From 2005 until 2012, Mr. Jasinski served as the President and Chief Executive Officer of Soteira, Inc., a company engaged in development and commercialization of products used to treat individuals with vertebral compression fractures, which was acquired by Globus Medical in 2012. From 2001 to 2005, Mr. Jasinski was President and Chief Executive Officer of Cortek, Inc., a company that developed next-generation treatments for degenerative disc disease, which was acquired by Alphatec in 2005. From 1985 until 2001, Mr. Jasinski served in multiple sales, research and development, and general management roles at Boston Scientific Corporation. Mr. Jasinski has served on the board of directors of Massachusetts Bay Lines since 2015 and of LeMaitre Vascular, Inc. since 2003. Mr. Jasinski holds a B.Sc. in marketing from Providence College and an MBA from the University of Bridgeport. We believe that Mr. Jasinski’s successful leadership and executive experience, along with his extensive knowledge of the medical devices industry and research and development, provide him the qualifications and skills to act as a member of our Board.

Dr. John William Poduska, 86, has served on our Board since 2014. He also serves as a director on the boards of a number of privately-held companies. Dr. Poduska also served as a director of EXA Corporation (Nasdaq: EXA), where he served as chairman of the company and a member of the nominating and corporate governance committee, until 2018, Novell, Inc. until 2011 and of Anadarko Petroleum Corporation and Safeguard Scientifics, Inc. until 2009. Dr. Poduska was the Chairman of Advanced Visual Systems Inc., a provider of visualization software, from January 1992 to December 2001. From December 1989 until December 1991, Dr. Poduska was President and Chief Executive Officer of Stardent Computer Inc., a computer manufacturer. From December 1985 until December 1989, Dr. Poduska served as Chairman and Chief Executive Officer of Stellar Computer Inc., a computer manufacturer he founded which is the predecessor of Stardent Computer Inc. Prior to founding Stellar Computer, Inc., Dr. Poduska founded Apollo Computer Inc. and Prime Computer, Inc. Dr. Poduska holds a Sc.D. from MIT and an Honorary Doctorate of Humane Letters from Lowell University. We believe that Dr. Poduska’s varied director experience, both in private and public companies, his expertise in computer engineering and his familiarity with developing companies equip him with the qualifications and skills to serve as a member of our Board.

Randel E. Richner, 68, has served on our Board since November 2020. Ms. Richner has over 30 years’ experience in health policy, reimbursement and economics. From 2013 to 2015, Ms. Richner served as Executive Vice President of Intralign Health, LLC. From 2006 to 2012, she was President and Founder of Neocure Group, data analytics, health economics and reimbursement strategic services, acquired by Intralign Health, LLC in 2013. From 1997 to 2006, Ms. Richner was Vice President of Global Government Affairs and Reimbursement, Boston Scientific Corporation. Ms. Richner has engaged with U.S. Congress and CMS, appointed as first industry representative, Executive Committee (EC) Medicare Coverage Advisory Committee (MCAC). She has served on the Executive Dean’s Advisory Board, University of Michigan’s School of Public Health, since 2007, and has served on multiple boards including MassMedic (founding Women in MedTech), Executive Advisory Board Center for Evaluation Value, Risk Tufts New England Medical Center, International Society of Pharmacoeconomics and Research (ISPOR), founding the U.S. Medical Device Council. Ms. Richner has been an invited executive lecturer at Dartmouth, Tuck School of Business; University of Michigan School of Engineering and University of Michigan School of Public Health. She has a Master of Public Health in Health Policy and Administration and a Bachelor of Science in Nursing from University of Michigan. We believe that Ms. Richner’s extensive leadership and board membership experience in the healthcare industry, as well as her familiarity with health economics and reimbursement procedures, provides her with a unique perspective of our market and the qualifications and skills to serve as a member of our Board.

Class III Director Continuing in Office until the 2026 Annual General Meeting of Shareholders

Set forth below is the name of our director continuing in office until the 2026 annual general meeting of shareholders, together with certain biographical information, including his age as of the date of this Proxy Statement:

Michael Swinford, 54, has served on our Board since April 2024. Mr. Swinford has served as Chief Executive Officer of Numotion since July 2014, where he has grown the company to become the largest provider of mobility and independence solutions in the United States – serving over 400,000 individuals annually with Spinal Cord Injuries, Traumatic Brain Injuries, ALS, Muscular Dystrophy, Cerebral Palsy, Multiple Sclerosis, Spinal Muscular Atrophy, Amputees and many other mobility related disabilities. As CEO at Numotion, Mr. Swinford has expanded commercial coverage with over 5000 health plans, rehab hospitals, specialty and multi-disciplinary clinics, skilled nursing facilities, primary care, and home health providers. Mr. Swinford has led efforts for benefit coverage determination for Power Wheelchair Seat Elevation systems in 2023 and is actively leading efforts for Power Standing Wheelchairs and reform of Service and Repair regulations and reimbursement levels. Prior to Numotion, Mr. Swinford had a highly successful 22-year career at GE Healthcare, including serving as the President and CEO of GE Healthcare Services and as an officer of General Electric Company. Mr. Swinford held various operational and commercial roles throughout his career leading through various business cycles from start-ups to turnarounds. Mr. Swinford also serves as a director of CareATC, a technology enabled population health primary care provider, as well as a director of Aspen Surgical, a global surgical supply manufacturer. We believe that Mr. Swinford’s extensive experience with health and rehabilitation products, well as his knowledge of the reimbursement process, provide him the qualifications and skills to serve as a member of our Board.

CORPORATE GOVERNANCE

Opt-Out of Certain Israel Companies Law Requirements

As an Israeli company, we are required to comply with the requirements of the Israel Companies Law and the regulations promulgated thereunder. Until early 2018, our Board was required to include at least two “external directors” as defined under the Israel Companies Law. In addition, we were required to comply with certain requirements under the Israel Companies Law regarding the composition of our audit committee and compensation committee, including requirements relating to the inclusion and role of the external directors on such committees. Pursuant to regulations promulgated under the Israel Companies Law, however, as a company that does not have a controlling shareholder and that complies with the U.S. securities laws and the corporate governance rules of the Nasdaq Stock Market (“Nasdaq”), we were permitted to “opt out” of the requirement to appoint external directors as well as the above requirements related to the composition of the audit committee and the compensation committee.

In February 2018, our Board determined that opting out of the requirements under the Israel Companies Law regarding the appointment of external directors and the composition of our audit committee and compensation committee would reduce our administrative and financial burden and provide greater flexibility in attracting highly-qualified directors, while maintaining appropriate corporate governance standards, and accordingly we opted out of such requirements. As a result, our Board is no longer required to include two external directors, and our audit committee and compensation committee do not need to comply with certain committee composition requirements under the Israel Companies Law.

Director Independence

Our Board has determined that, other than Larry Jasinski, our CEO, all of our current directors are independent under Nasdaq listing standards. Furthermore, our Board also determined that all current members of the audit committee, compensation committee, and nominating and corporate governance committee are independent under the applicable Nasdaq listing standards and rules and regulations of the SEC. In making its determinations regarding independence, the Board carefully reviewed the categorical tests enumerated in the Nasdaq independence definition, as well as the individual circumstances of each director with regard to each director’s business and personal activities as they may relate to the Company and our management.

Nasdaq Listing Standards

The Nasdaq definition of “independent director” includes a series of objective tests. Specifically, a director is deemed independent under the Nasdaq rules if such director is not an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Generally, the following persons are not considered independent, among others:

•	a director who is, or at any time during the past three years was, employed by the company;
•
a director who accepted or who has a family member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive officer) of the company, or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;
•
a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•
a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the company serve on the compensation committee of such other entity; and

•
a director who is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

Audit Committee

We have a separately designated standing audit committee. The audit committee currently consists of Mr. Jeff Dykan, Dr. John William Poduska and Mr. Hadar Levy. Mr. Dykan currently serves as the chairman of the audit committee. As noted above, on June 27, 2024, Mr. Dykan informed the Board that he is retiring and will not stand for reelection. The Board appointed Mr. Joseph Turk to serve as a new member and as the chairman of the audit committee, effective immediately following the Meeting and assuming the reelection of Mr. Turk as a member of the Board pursuant to Proposal 1.b. The audit committee holds a minimum of four meetings per year and will meet more frequently as circumstances require. The audit committee met seven times during the fiscal year ended December 31, 2023.

Israel Companies Law Requirements

Under the Israel Companies Law, we are required to appoint an audit committee and we comply with this requirement. As discussed above under “Opt-Out of Certain Israel Companies Law Requirements,” in February 2018 we opted out of certain Israel Companies Law requirements, including certain requirements as to the composition of our audit committee.

Nasdaq Listing Standards and SEC Requirements

Under the Nasdaq corporate governance rules, we are required to maintain an audit committee consisting of at least three independent directors, each of whom is financially literate and one of whom has accounting or related financial management expertise. Additionally, we must state whether any member of the audit committee qualifies as an “audit committee financial expert” under Item 407(d) of Regulation S-K as promulgated by the SEC.

All members of the audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq corporate governance rules. Our Board has determined that Hadar Levy is an “audit committee financial expert” as defined by the SEC rules and has the requisite financial sophistication as defined by the Nasdaq corporate governance rules.

Each of the current audit committee members is “independent” as such term is defined under the Nasdaq corporate governance rules and under Rule 10A-3(b)(1) under the Exchange Act, which is different from the general test for independence of board members and members of other committees.

Audit Committee Role

Our Board has adopted an audit committee charter that sets forth the responsibilities of the audit committee consistent with the rules of the SEC and the Nasdaq corporate governance rules, as well as the requirements for such committee under the Israel Companies Law, including the following:

•
overseeing our independent registered public accounting firm and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board in accordance with Israeli law;

•	reviewing regularly the senior members of the independent auditor’s team, including the lead audit partner and reviewing partner;
•	pre-approving the terms of audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm;
•	recommending the engagement or termination of the person filling the office of our internal auditor;
•
reviewing periodically with management, the internal auditor and the independent registered public accounting firm the adequacy and effectiveness of the Company’s internal control over financial reporting; and

•	reviewing with management and the independent registered public accounting firm the annual and quarterly financial statements of the Company prior to filing with the SEC.

The charter of the audit committee is available at https://ir.golifeward.com/charters-and-policies. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

The audit committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control over financial reporting and legal compliance. Specifically, the audit committee pre-approves the services performed by our independent registered public accounting firm and reviews the firm’s reports regarding our accounting practices and systems of internal control over financial reporting. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions that it deems necessary to satisfy itself that such accountants are in fact independent of management.

Under the Israel Companies Law, the audit committee is responsible for:

•	determining whether there are deficiencies in the business management practices of the Company and making recommendations to our Board to improve such practices;
•
determining whether to approve certain related party transactions, and classifying transactions in which a controlling shareholder has a personal benefit or other interest as significant or insignificant (which affects the required approvals) (see “—Approval of Related Party Transactions under Israeli Law” below);

•
examining our internal controls and internal auditor’s performance, including whether the internal auditor has sufficient resources and tools to dispose of its responsibilities, and in certain cases approving the annual work plan of our internal auditor;

•
examining the scope of our auditor’s work and compensation and submitting a recommendation with respect thereto to our Board or shareholders, depending on which of them is considering the appointment of our auditor; and

•	establishing procedures for the handling of employees’ complaints as to the deficiencies in the management of our business and the protection to be provided to such employees.

The audit committee may not approve any actions requiring its approval unless at the time of the approval a majority of the committee’s members are present. See “—Approval of Related Party Transactions under Israeli Law” below.

Compensation Committee

We have a separately designated standing compensation committee. The compensation committee currently consists of Dr. John William Poduska, Ms. Randel Richner and Mr. Joseph Turk. Dr. Poduska serves as the chairman of the compensation committee. The compensation committee meets as circumstances require and held five meetings during the year ended December 31, 2023. Under its charter, the compensation committee may ask members of management to attend meetings and provide pertinent information as needed. However, any person ineligible to serve as a member of the committee under the Israel Companies Law generally may not attend committee meetings unless to present on a particular topic as determined by the committee. In addition, the CEO may not be present for, and if applicable is excused from, the meeting during voting or deliberation on his compensation.

Israel Companies Law Requirements

Under the Israel Companies Law, the board of directors of a public company must appoint a compensation committee and we comply with this requirement. As discussed above under “Opt-Out of Certain Israel Companies Law Requirements,” in February 2018 we opted out of certain Israel Companies Law requirements, including certain requirements as to the composition of our compensation committee.

The duties of the compensation committee include the recommendation to the company’s board of directors of a compensation policy regarding the terms of engagement of directors and of specified members of senior management. That compensation policy must be adopted by the company’s board of directors, after considering the recommendations of the compensation committee, and must then be approved by the company’s shareholders, which approval requires a Special Approval for Compensation (as defined below under “—Approval of Related Party Transactions under Israeli Law— Disclosure of Personal Benefits or Other Interests of an Office Holder and Approval of Certain Transactions”). Our Board adopted a compensation policy, which our shareholders approved at the annual general meeting of our shareholders held on September 13, 2023 (the “Compensation Policy”).

The compensation policy of an Israeli company must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders, including compensation, benefits, exculpation, insurance and indemnification. The compensation policy must take into account certain factors, including advancement of the company’s objectives, the company’s business plan and its long-term strategy, and creation of appropriate incentives. It must also consider, among other things, the company’s risk management, size and the nature of its operations. The compensation policy must include certain principles, such as: a link between variable compensation and long-term performance and measurable criteria; the relationship between variable and fixed compensation; and the minimum holding or vesting period for variable, equity-based compensation. We believe that the Compensation Policy satisfies these requirements.

The compensation committee is responsible for (a) recommending the Compensation Policy to our Board for its approval (and subsequent approval by our shareholders) and (b) carrying out duties related to the Compensation Policy and to the compensation of our directors and senior management, including:

•	reviewing and making recommendations regarding our Compensation Policy at least every three years;
•	recommending to the Board periodic updates to the Compensation Policy;
•	assessing implementation of the Compensation Policy;
•	approving compensation terms of executive officers, directors and employees affiliated with controlling shareholders; and
•	exempting certain compensation arrangements from the requirement to obtain shareholder approval under the Israel Companies Law.

Nasdaq Listing Standards and Section 16 of the Exchange Act

Under the Nasdaq corporate governance rules, we are required to maintain a compensation committee consisting of at least two independent directors. Each of the members of the compensation committee is required to be independent under the Nasdaq listing standards relating to compensation committee members, which are different from the general test for independence of the Board and members of other committees. In assessing independence, the Board considered all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member and determined that each of the members of the compensation committee satisfies those requirements. Additionally, transactions between us and our directors and executive officers will be considered exempt from short-swing liability under Section 16(b) of the Exchange Act if approved by our Board or a committee composed solely of two or more “non-employee directors,” as defined in Rule 16b-3 under the Exchange Act (“Rule 16b-3”). Our Board has determined that each of the members of the compensation committee is a “non-employee director,” as defined in Rule 16b-3.

Compensation Committee Role

Our Board has adopted a compensation committee charter setting forth the responsibilities of the committee, which include:

•	reviewing and approving the granting of options and other incentive awards under the Company’s equity compensation plans to the extent such authority is delegated by our Board;
•
recommending the Company’s compensation policy and reviewing that policy from time to time both with respect to the CEO and other office holders and generally, including to assess the need for periodic updates;

•	reviewing and approving corporate goals relevant to the compensation of the CEO and other officers and evaluating the performance of the CEO and other officers; and
•	reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.

The charter of the compensation committee is available at https://ir.golifeward.com/charters-and-policies. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Subject to applicable law, the compensation committee may delegate its authority to subcommittees established from time to time by the committee. Such subcommittees shall consist of one or more members of the committee or the board and shall report to the committee. The compensation committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the compensation committee.

Compensation Consultant

The compensation committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The compensation committee has retained Aon (“Aon”) as its independent compensation advisor. Aon provides an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives, as well as our equity compensation plans and number of shares available for grants.

Although Aon regularly consults with management in performing work requested by the compensation committee, it did not perform any separate additional services for management. The compensation committee has assessed the independence of Aon pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Aon from independently representing the compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee currently consists of Mr. Joseph Turk and Mr. Jeff Dykan. Mr. Dykan currently serves as the chairman of the nominating and corporate governance committee. As noted above, on June 27, 2024, Mr. Dykan informed the Board that he is retiring and will not stand for reelection, and the Board appointed Mr. Turk to serve as Chairman of the Board and as a member and chairman of the audit committee, effective immediately following the Meeting and assuming the reelection of Mr. Turk as a member of the Board pursuant to Proposal 1.b. Accordingly, the Board decided to change the composition of the nominating and corporate governance committee, and effective immediately following the Meeting the committee will consist of Ms. Randel E. Richner and Mr. Michael Swinford, with Ms. Richner serving as the chairwoman of the committee. The nominating and corporate governance committee meets as circumstances require, with no meetings having been held during the year ended December 31, 2023.

Nominating and Corporate Governance Committee Role

•	overseeing and assisting our Board in reviewing and recommending nominees for election as directors;
•	reviewing and evaluating recommendations regarding management succession;
•	assessing the performance of the members of our Board; and
•	establishing and maintaining effective corporate governance policies and practices, including, but not limited to, developing and recommending to our Board a code of conduct.

In light of the approval that the Company has received from CMS for reimbursement, the Board has decided that the mandate of the committee will be expanded following the Meeting to include compliance issues. Appropriate changes will be made to the committee’s name and charter promptly following the Meeting.

The nominating and corporate governance committee considers proposals from a number of sources, including recommendations for nominees from shareholders submitted upon written notice to the chairperson of the nominating and corporate governance committee, c/o ReWalk Robotics Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A. For information regarding shareholder nominations of directors, see the procedures under our Articles of Association described below in “Proposals of Shareholders at 2025 Annual Meeting.” Other sources include referrals from other directors, members of management and the Company’s advisors. When considering a person to be recommended for nomination as a director, the nomination and governance committee evaluates, whether sourced by a shareholder or otherwise, among other factors, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board and the candidate’s ability to devote the necessary time for service as a director (including directorships and other positions held at other corporations and organizations). The nominating and governance committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders.

The nominating and corporate governance committee has no specific policy on director diversity. However, the Board reviews diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. The Board believes that such diversity is important because it provides varied perspectives and promotes active and constructive discussion among directors and between the Board and management, resulting in more effective oversight of management’s formulation and implementation of strategic initiatives. In addition, in the Board’s executive sessions and in annual performance evaluations conducted by the Board and its committees, the Board from time to time considers whether the Board’s composition promotes a constructive and collegial environment. In determining whether an incumbent director should stand for reelection, the nominating and corporate governance committee considers the above factors, as well as that director’s personal and professional integrity, attendance, preparedness, participation and candor and other relevant factors as determined by the Board. Additionally, under Israeli law, if at the time of election of a director, all of the members of the Board are of the same gender, the director to be elected must be of the other gender. Further, the recently adopted listing requirements of Nasdaq require each listed smaller reporting company to have, or explain why it does not have, at least two diverse directors on the board, including at least one diverse director who self-identifies as female. Nasdaq permits the second diverse director to include an individual who self-identifies as one or more of the following: female, LGBTQ+ or an underrepresented minority. Our current board composition is in compliance with these requirements. Each term used above, and in the matrix below, has the meaning given to it in Nasdaq Listing Rule 5605(f). The Board believes its diversity is demonstrated in the range of experiences, qualifications and skills of the current members of the Board, as well as gender identities reflected in the membership of Ms. Richner.

The matrix below provides certain highlights of the composition of our Board members based on self-identification.

Board Diversity Matrix (As of July 24, 2024)
Total Number of Directors	7*
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6**	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	_	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6**	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

* Expected to be 6 immediately following the Meeting.
** Expected to be 5 immediately following the Meeting.

The charter of the nominating and corporate governance committee is available at https://ir. golifeward/charters-and-policies. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein. As noted above, the mandate of the committee will be expanded following the Meeting to include compliance issues, and appropriate changes will be made to the committee’s name and charter promptly following the Meeting

Shareholder Communications with the Board

The Board recommends that shareholders initiate any communications with the Board in writing and send them care of our Chief Financial Officer at 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A. This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. Our Chief Financial Officer will forward such correspondence only to the intended recipients; however, prior to forwarding any correspondence our Chief Financial Officer will review such correspondence and, in his or her discretion, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any employee may make confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters and may communicate directly with the chairperson of the audit committee by letter to the above address, marked for the attention of the chairperson, or by leaving a telephonic message on a dedicated employee hotline. Any written communication received from any interested party, including employees, regarding accounting, internal accounting controls or auditing matters are processed in accordance with procedures adopted by the audit committee.

Board Leadership Structure

Although the Board does not currently have a formal policy requiring the offices of Chairperson of the Board and CEO to be separate, the Israel Companies Law provides that one individual cannot serve as both Chairperson and CEO, unless the shareholders approve such dual role, with each such approval to be valid for not more than three years. Currently, we have separated the positions of CEO and Chairperson of the Board in recognition of the differences between the two roles. The CEO is responsible for the day-to-day leadership and performance of the Company, while the Chairperson of the Board (in collaboration with other members of the Board) sets the strategic direction of the Company, provides guidance to the management, sets the agenda for the Board meetings (in collaboration with the other members of the Board) and presides over meetings of the Board. We believe that the current separation between Chairman and CEO allows each of them to better focus on their designated responsibilities. In addition, we believe that the current separation provides a more effective monitoring and objective evaluation of the performance of the CEO. The Board believes it is important that the Company retain organizational flexibility to determine whether the roles of CEO and Chairperson of the Board should be separated or combined.

Risk Management

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board regularly receives reports from members of senior management on areas of material risk to the Company, including operational (which itself includes cybersecurity matters), financial, regulatory and legal. The audit committee oversees management of financial risks (including liquidity and credit), approves all transactions with related persons and is primarily responsible for oversight of the Company’s financial reporting process and internal control over financial reporting. The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The nominating and corporate governance committee oversees the Company’s corporate governance programs, including the administration of the Code of Business Conduct and Ethics, and following the Meeting will oversee compliance with United States governmental regulation relating to reimbursement programs. The Board discharges its oversight responsibility through full reports by each committee chair regarding the relevant committee’s actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Meetings Attended by Directors

During the fiscal year ended December 31, 2023, the Board held a total of 12 meetings, and each of our then-incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by the committees of the Board on which such director served during the period in which such director served. The Board regularly holds executive sessions in which only its independent directors meet without management present. Although we do not maintain a formal policy regarding director attendance at the annual general meeting of shareholders, in 2023, Jeff Dykan, one of our directors and our current Chairman of the Board, and Michael Lawless, our CFO, attended the annual general meeting of shareholders.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics applicable to all of our directors and employees, including our CEO, Chief Financial Officer or, if applicable, the Principal Financial Officer (“CFO”), controller or principal accounting officer, or other persons performing similar functions, which fulfils applicable guidelines issued by the SEC. The full text of the Code of Business Conduct and Ethics is posted on the Charters & Policies page of our website at https://ir.golifeward/charters-and-policies. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein. We will also provide a hard copy of our Code of Business Conduct and Ethics free of charge upon written request to ReWalk Robotics Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A. If we make any amendment to the Code of Business Conduct and Ethics or grant any waivers, including any implicit waiver, from a provision of the code, we will disclose the nature of such amendment or waiver on our website within four business days to the extent required by the rules and regulations of the SEC. We granted no waivers under our Code of Business Conduct and Ethics in 2023.

Anti-Hedging Policy

Under our Insider Trading Policy, directors, officers and employees are restricted from engaging in short sales, standing orders (other than approved trading plans) or offer hedging in relation to their Company shares. In addition, the Company prohibits employees and directors from holding Company securities in a margin account.

AUDIT COMMITTEE REPORT

On behalf of the Board of Directors of the Company, the audit committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. Management has the primary responsibility for the Company’s financial statements and financial reporting process, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

Consistent with its oversight responsibility, the audit committee has reviewed and discussed with management and its independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2023, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023.

The audit committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) rules, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Company’s independent registered public accounting firm also provided to the audit committee the written disclosures and letter regarding their independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. The audit committee also discussed with the independent registered public accounting firm their independence from the Company and its management and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The audit committee met with the independent registered public accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting.

Based on the audit committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the audit committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2023, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission. The audit committee has selected Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and has asked the shareholders to approve the reappointment.

The Audit Committee Jeff Dykan Hadar Levy Dr. John William Poduska

The foregoing report of the audit committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 24, 2024, there were 8,719,265 ordinary shares outstanding, excluding ordinary shares issuable in connection with the exercise of outstanding warrants or outstanding options or upon the vesting of restricted stock units (“RSUs”). The voting rights of all shareholders are the same.

The following table sets forth certain information as of July 24, 2024, concerning the number of ordinary shares beneficially owned, directly or indirectly, by:

(1)    each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding ordinary shares;

(2)    each of our directors and director nominees;

(3)    each of our Named Executive Officers (as defined under “Summary Compensation Table” below); and

(4)    all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC based on voting and investment power with respect to such shares. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of July 24, 2024, and shares subject to RSUs that were vested as of or will vest within 60 days of July 24, 2024, are deemed to be outstanding and to be beneficially owned by the person holding such options, RSUs or warrants for the purpose of computing the percentage ownership of such person. However, such shares are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

Under the terms of the terms of certain outstanding warrants, a holder may not exercise the warrants to the extent that such shareholder, together with its affiliates, would beneficially own, after such exercise, more than 4.99% or 9.99% of the ordinary shares then outstanding, as applicable (subject to the right of the shareholder with a 4.99% ownership limitation to increase or decrease such beneficial ownership limitation upon notice to us, provided that such limitation cannot exceed 9.99%), and provided that any increase in the beneficial ownership limitation shall not be effective until 61 days after such notice is delivered. Consistent with beneficial ownership reporting principles under Section 13(d) of the Exchange Act, the below table only shows ordinary shares underlying warrants that are deemed to be beneficially owned, assuming compliance with these ownership limitations.

All information with respect to the beneficial ownership of any principal shareholder has been furnished by such shareholder or is based on our filings with the SEC and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all the ordinary shares shown as beneficially owned, subject to community property laws, where applicable. The ordinary shares beneficially owned by our directors and officers may include shares owned by their respective family members, as to which such directors and officers disclaim beneficial ownership. Unless otherwise noted below, each shareholder’s address is c/o ReWalk Robotics Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A.

Ordinary Shares Beneficially Owned
Name	Number of Shares	Percentage
5%-or-More Beneficial Owners:
Lind Global Funds(1)	1,431,106	16.4%
Named Executive Officers and Directors:
Larry Jasinski(2)	62,757	*
Jeff Dykan(3)(4)	33,384	*
Randel Richner(5)	25,851	*
Dr. John William Poduska(6)	20,173	*
Joseph Turk(7)	27,134	*
Hadar Levy(8)	15,656	*
Michael Swinford(9)	2,510	*
Almog Adar(10)	16,516	*
Jeannine Lynch(11)	19,234	*
Michael A. Lawless (12)	26,113	*
Charles Remsberg(13)	5,000	*
All directors and executive officers as a group (eleven) persons)(14)	254,328	2.9%

___________
*          Ownership of less than 1%.
(1)
Based on a Schedule 13D/A filed on September 28, 2023, and subsequent Form 4 filings, by Lind Global Fund II LP (“Global Fund II”), Lind Global Partners II LLC, Lind Global Macro Fund LP, Lind Global Partners LLC (together, the “Lind Global Funds”) and Jeff Easton (together with the Lind Global Funds, the “Reporting Persons”). The foregoing excludes warrants to purchase 247,334 ordinary shares, because each of the warrants includes a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 9.99% of the ordinary shares then outstanding. Without such provisions, the Reporting Persons may have been deemed to have beneficial ownership of the ordinary shares underlying such warrants. Jeff Easton, the managing member of Lind Global Partners II LLC and Lind Global Partners LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Macro Fund, LP and Lind Global Fund II LP. The principal business address of the Reporting Persons is 444 Madison Avenue, Floor 41, New York, N.Y. 10022.

(2)	Consists of 59,021 ordinary shares, including 9,998 shares underlying RSUs vesting within 60 days, and exercisable options to purchase 3,736 ordinary shares.
(3)
Based on Section 13(d) and 16 filings made with the SEC, consists of 5,814 ordinary shares beneficially owned by SCP Vitalife Partners II, L.P., or SCP Vitalife Partners II, a limited partnership organized in the Cayman Islands, 1,942 ordinary shares beneficially owned by SCP Vitalife Partners (Israel) II, L.P., or SCP Vitalife Partners Israel II, a limited partnership organized in Israel. SCP Vitalife II Associates, L.P., or SCP Vitalife Associates, a limited partnership organized in the Cayman Islands, is the general partner of the SCP Vitalife Partners II and SCP Vitalife Partners Israel II, and SCP Vitalife II GP, Ltd., or SCP Vitalife GP, organized in the Cayman Islands, is the general partner of SCP Vitalife Associates. As such, SCP Vitalife GP may be deemed to beneficially own the 7,756 ordinary shares beneficially owned by SCP Vitalife Partners II and SCP Vitalife Israel Partners II. Jeff Dykan is a director of SCP Vitalife GP and, as such, shares voting and dispositive power over the shares held by the foregoing entities. As such, he may be deemed to beneficially own 7,756 ordinary shares, the ordinary shares beneficially owned by SCP Vitalife GP, as well as owned by each of Vitalife Partners Overseas and Vitalife Partners Israel. The principal business address of SCP Vitalife Partners II, SCP Vitalife Associates, SCP Vitalife GP, and Messrs. Churchill and Weisman is c/o SCP Vitalife Partners II, L.P., 5 Great Valley Parkway, Suite 210, Malvern, Pennsylvania 19355. The principal business address of SCP Vitalife Partners Israel II, Vitalife Partners Israel, Vitalife Partners Overseas, Vitalife Partners DCM and Mr. Dykan is c/o SCP Vitalife Partners (Israel) II, L.P., 26 Ben Gurion Street, Ramat Gan 5257346, Israel.

(4)	Consists of 25,559 ordinary shares, including 2,129 shares underlying RSUs vesting within 60 days, and 69 exercisable options to purchase ordinary shares.
(5)	Consists of 25,851 ordinary shares, including 2,128 shares underlying RSUs vesting within 60 days.
(6)	Consists of 20,033 ordinary shares, including 2,130 shares underlying RSUs vesting within 60 days, and 140 exercisable options to purchase ordinary shares.
(7)	Consists of 27,134 ordinary shares, including 2,128 shares underlying RSUs vesting within 60 days.
(8)	Consists of 15,656 ordinary shares, including 2,129 shares underlying RSUs vesting within 60 days.
(9)	Mr. Swinford was appointed to serve as a member of our Board effective April 18, 2024. Consists of 2,510 ordinary shares.
(10)	Consists of 16,516 ordinary shares, including 9,374 shares underlying RSUs vesting within 60 days.
(11)	Consists of 19,234 ordinary shares, including 6,562 shares underlying RSUs vesting within 60 days.
(12)	Consists of 26,113 ordinary shares, including 8,036 shares underlying RSUs vesting within 60 days.
(13)	Consists of 5,000 ordinary shares underlying RSUs vesting within 60 days.
(14)
Consists of (i) 206,572 ordinary shares directly or beneficially owned by our executive officers and our nine directors other than Mr. Jasinski; (ii) 3,945 ordinary shares constituting the cumulative aggregate number of options granted to the executive officers and directors; and (iii) 43,811 shares underlying RSUs vesting within 60 days.

DIRECTOR COMPENSATION

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on our Board during the year ended December 31, 2023, other than Mr. Larry Jasinski, our CEO, who did not receive additional compensation for his services as director and whose compensation is set forth in the Summary Compensation Table found elsewhere in this Proxy Statement.

Name	Fees Earned in Cash ($)		Stock Awards ($)(1)	Total ($)
Jeff Dykan	43,398	(2)	50,000	93,398
Dr. John William Poduska	48,826	(3)	50,000	98,826
Randel Richner	34,244	(4)	50,000	84,244
Joseph Turk	43,451	(5)	50,000	93,451
Hadar Levy	39,127	(6)	50,000	89,127
Yohanan Engelhardt	35,633	(7)	50,000	85,633
Yasushi Ichiki	21,938	(8)	50,000	71,938
Aryeh (Arik) Dan	25,508	(9)	50,000	75,508
Wayne B. Weisman	34,904	(10)	50,000	84,904

(1)
Amounts represent the aggregate grant date fair value of such awards issued under the 2014 Plan as an annual award to the applicable directors, computed in accordance with FASB ASC Topic 718, which for all directors represents an award of 50,000 RSUs.  These amounts reflect the number of ordinary shares of the Company after the 1-for-7 reverse share split of the ordinary shares effected by the Company on March 15, 2024. The fair value of RSUs granted is determined based on the price of the Company’s ordinary shares on the date of grant. This amount does not correspond to the actual value that may be recognized by the non-employee director upon the vesting of the RSUs. All RSUs become vested and exercisable in four equal quarterly installments starting three months following the grant date. The valuation assumptions used in determining such amounts are described in Notes 2m and 9b to our consolidated financial statements included in our 2023 Annual Report.

(2)
Represents $22,625 earned by Mr. Dykan as an annual retainer for serving as our Chairman on the Board of Directors, $12,321 for attending meetings of the Board of Directors, $4,970 for serving as a member of the mergers and acquisitions committee, $2,753 for serving as a member of the audit committee and $729 for serving as a chairman of the finance committee.

(3)
Represents $22,625 earned by Dr. Poduska as an annual retainer for serving as a non-employee director on the Board of Directors, $13,400 for attending meetings of the Board of Directors, $7,565 for serving as a member of the audit committee, $4,507 for serving as the chairman of the compensation committee and $729 for serving as a member of the Company’s finance committee.

(4)	Represents $22,625 earned by Ms. Richner as an annual retainer for serving as a non-employee director on the Board of Directors, and $11,619 for attending meetings of the Board of Directors.
(5)
Represents $22,625 earned by Mr. Turk as an annual retainer for serving as a non-employee director on the Board of Directors, $13,291 for attending meetings of the Board of Directors, $2,565 for serving as a member of the compensation committee and $4,970 for serving as a member of the mergers and acquisitions committee.

(6)
Represents $22,625 earned by Mr. Levy as an annual retainer for serving as a non-employee director on the Board of Directors, $10,202 for attending meetings of the Board of Directors, $2,753 for serving as a member of the audit committee and $3,547 for serving as a member of the mergers and acquisitions committee.

(7)
Represents $15,852 earned by Mr. Engelhardt as a portion of the annual retainer for serving as a non-employee director on the Board of Directors, $9,959 for attending meetings of the Board of Directors, $4,811 for serving as the chair of the audit committee, $4,282 for serving as a member of the mergers and acquisitions committee and $729 for serving as a member of the finance committee. Mr. Engelhardt’s term of office expired on September 13, 2023.

(8)
Represents $15,852 earned by Mr. Ichiki as a portion of the annual retainer for serving as a non-employee director on the Board of Directors and $6,086 for attending meetings of the Board of Directors. Mr. Ichiki’s term of office expired on September 13, 2023.

(9)
Represents $15,852 earned by Mr. Dan as a portion of the annual retainer for serving as a non-employee director on the Board of Directors, $6,798 for attending meetings of the Board of Directors and $2,858 for serving as a member of the compensation committee. Mr. Dan’s term of office expired on September 13, 2023.

(10)
Represents $15,852 earned by Mr. Weisman as a portion of the annual retainer for serving as a non-employee director on the Board of Directors, $9,959 for attending meetings of the Board of Directors, $4,811 for serving as a member of the audit committee and $4,282 for serving as a member of the mergers and acquisitions committee. Mr. Weisman’s term of office expired on September 13, 2023.

The aggregate number of ordinary shares subject to outstanding options and RSU awards for each of our non-employee directors as of December 31, 2023, is shown below. These amounts reflect the number of ordinary shares of the Company after the 1-for-7 reverse share split of the ordinary shares effected by the Company on March 15, 2024. Information regarding Mr. Jasinski’s outstanding equity awards as of December 31, 2023, is set forth in the Outstanding Equity Awards Table found elsewhere in this Proxy Statement.

Name	Number of Shares
Jeff Dykan	6,453	(1)
Dr. John William Poduska	6,524
Randel Richner	6,384
Joseph Turk	6,385
Hadar Levy	6,385
____________
(1)	See “Security Ownership of Certain Beneficial Owners and Management” above for further information on Mr. Dykan’s holdings in our ordinary shares.

Cash compensation for our independent, non-employee directors’ services is governed by previous decisions of our compensation committee, Board and shareholders, and is subject to terms and conditions of our Compensation Policy. Additionally, each independent, non-employee director currently receives upon his or her appointment a restricted stock unit award (the “Initial RSU Award”), with such Initial RSU Award having a value equal to $50,000 on the date of grant (as determined based on the closing price of our ordinary shares on the date of grant). Each independent, non-employee director is also entitled to receive an annual grant of RSUs (the “Annual RSU Award”), with such Annual RSU Award having a value equal to $50,000 on the date of grant. The Initial RSU Award and Annual RSU Award each vest ratably in four equal quarterly installments starting three months from the date of grant (subject to the non-employee director’s continued service with the Company through each applicable vesting date), with the vesting of such awards to be accelerated upon certain change of control events in accordance with the Compensation Policy. At our 2020 annual general meeting, our shareholders approved an amendment to our Compensation Policy as then in effect, whereby (x) all or a portion of our non-directors’ cash compensation may be paid in equity, at the discretion of our compensation committee, in order to preserve the Company’s cash, and (y) equity compensation of directors will be payable in the first instance in RSUs but such compensation may also be payable, at the discretion of our compensation committee, in cash, based on a formula to be determined and with such payment provisions as shall result in the equivalent effect of vesting of RSUs, in order to preserve the equity available for incentives.

In addition, each director is reimbursed for out-of-pocket expenses in connection with attending meetings of the Board of Directors or committees. Directors are also indemnified and insured by us for actions associated with being a director to the extent permitted under Israeli law. Further, none of our non-employee directors receive any benefits upon termination of their directorship positions. The compensation committee reviews director compensation annually and makes recommendations to the Board of Directors with respect to compensation and benefits provided to the members of the Board.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of July 24, 2024:

Name	Age	Position
Larry Jasinski	66	Chief Executive Officer and Director
Michael Lawless	56	Chief Financial Officer
Charles Remberg	62	Chief Sales Officer
Jeannine Lynch	59	Vice President of Market Access and Strategy
Almog Adar	40	Vice President of Finance and Chief Accounting Officer

Larry Jasinski.  Mr. Jasinski’s biographical information is set forth above under the section “Director Nominees – ReWalk Nominees for Election to the Board as Class I Directors to Serve Until the 2027 Annual General Meeting of Shareholders.”

Michael Lawless, 55, has served as our Chief Financial Officer since September 2022. Prior to Lifeward, Mr. Lawless served as a CFO consultant for Danforth Advisors, LLC, a provider of financial consulting services to the life sciences industry, starting in 2021. From 2015 to 2020 Mr. Lawless held several financial leadership positions including Division CFO of Azenta, Inc. (formerly known as Brooks Automation, Inc.), a worldwide provider of management solutions for biological samples. Previously, Mr. Lawless also held financial leadership roles with AECOM Technology, PerkinElmer, Momenta Pharmaceuticals, and CTI Molecular Imaging. Mr. Lawless has a Bachelor of Arts degree in Economics from Swarthmore College, a Master of Business Administration degree from the Tuck School of Business at Dartmouth College and is a Certified Public Accountant.

Charles Remsberg, 62, has served as our Chief Sales Officer since August 2023.  Prior to Lifeward, Mr. Remsberg served as CEO of AlterG, Inc. (“AlterG”) from March 2017 until our acquisition of AlterG in August 2023.  An industry veteran of over 30 years, Mr. Remsberg has been responsible for bringing innovative rehabilitation technology to physical therapy, neuro-rehabilitation, sports medicine, and wellness customers.  Prior to serving at AlterG, Mr. Remsberg served in both executive and commercial leadership roles for Tibion as CEO from December 2009 until April 2013, Hocoma in senior management and sales roles from September 2003 until November 2009, and Biodex Medical Systems in various management positions from January 1987 until October 2002.  Mr. Remsberg holds an AS in Business Administration from Suffolk County Community College.

Jeannine Lynch, 59, has served as our Vice President of Market Access and Strategy since August 2021. Prior to Lifeward, Ms. Lynch served as Senior Director of Patient Access Services at BioMarin Pharmaceuticals from April 2009 to September 2021. In addition to her work with BioMarin, Ms. Lynch has worked for industry leaders such as Genentech and Pfizer/Agouron. She has held leadership roles in commercial management, product launches and built customized patient services to address several different rare and ultrarare medical conditions. Ms. Lynch is an advisor for MVP, a non-profit organization to help young people of color prepare, perform, progress, and prosper in their education, leadership and early professional careers. Ms. Lynch is a graduate of the University of California Berkeley and holds a Master of Public Health from the University of Michigan.

Almog Adar, 40, has served as our Vice President of Finance since December 2022 and as our Chief Accounting Officer since March 2022. From 2020 to December 2022, Mr. Adar served as our Director of Finance and Corporate Financial Controller. Prior to Lifeward, Mr. Adar served as Controller of Infinya Recycling Ltd. (previously Amnir Recycling) from January 2018 until December 2019. From January 2016 until December 2017, Mr. Adar served as Assistant Controller of Delta Galil Industries. Mr. Adar has a Bachelor of Arts degree in Accounting and Economics from the Open University of Israel and is a Certified Public Accountant licensed by the Israeli Ministry of Justice.

EXECUTIVE COMPENSATION

As a smaller reporting company, we have opted to comply with the executive compensation rules otherwise applicable to “smaller reporting companies,” as such term is defined in Rule 12b-2 under the Exchange Act.

This section provides certain compensation-related information for (1) all individuals who served as our CEO during any part of the year ended December 31, 2023, and (2) our two most highly compensated executive officers (other than our CEO) who were serving as executive officers as of December 31, 2023 (together, our “Named Executive Officers”).

Named Executive Officers

Our Named Executive Officers for the year ended December 31, 2023, which consists of our principal executive officer and our two other most highly compensated executive officers, are:

• Larry Jasinski, our CEO;
• Michael Lawless, our Chief Financial Officer; and
• Jeannine Lynch, our Vice President of Market Access and Strategy

2023 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, or paid to our Named Executive Officers for services rendered to us in all capacities for the fiscal years ended December 31, 2022 and 2023.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation($)(2)	Total ($)
Larry Jasinski, Chief Executive Officer and Director	2023	442,312	167,714	278,657	888,683
	2022	419,253	200,000	234,782	854,035
Michael Lawless, Chief Financial Officer	2023	316,500	99,000	101,913	517,413
	2022(3)	86,538	201,375	23,704	311,617
Jeannine Lynch, Vice President of Market Access and Strategy	2023	351,104	82,500	113,058	546,662
	2022	332,800	137,500	93,184	563,484
____________________
(1)
Amounts represent the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The fair value of restricted stock units (“RSUs”) granted is determined based on the price of the Company’s ordinary shares on the date of grant. This amount does not correspond to the actual value that may be recognized by the Named Executive Officer upon the vesting and subsequent settling of the restricted stock units. The valuation assumptions used in determining such amounts are described in Notes 2l and 8b to our consolidated financial statements included in our 2023 Annual Report.

(2)	Amounts represent the annual bonuses paid with respect to achievement of the Company and, if applicable, individual performance objectives on account of fiscal year 2023.
(3)	Mr. Lawless joined the Company as our Chief Financial Officer effective September 19, 2022 and was not a Named Executive Officer in 2022.

Pursuant to regulations promulgated under the Israel Companies Law, we are required to disclose the total compensation earned during 2023 by our five most highly-compensated office holders (as defined in the Israel Companies Law). Three of such individuals are our Named Executive Officers, as defined above, and their respective total compensation for 2023 is set forth in the Summary Compensation Table. The other two individuals, and their respective total compensation for 2023, is as follows:

Name and Principal Position	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation($)(2)	All Other Compensation ($)	Total ($)
Miri Pariente, Vice President of Operations, Regulatory and Quality(3)
	187,314	75,000	59,004	91,488(4)	412,806
Almog Adar, Vice President of Finance and Chief Accounting Officer (3)
	160,583	75,000	36,934	66,101(5)	338,618
______________

(1)
Amounts represent the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The fair value of RSUs granted is determined based on the price of the Company’s ordinary shares on the date of grant. This amount does not correspond to the actual value that may be recognized by the individuals listed in the table above upon the vesting and subsequent settling of the restricted stock units. The valuation assumptions used in determining such amounts are described in Notes 2l and 8b to our consolidated financial statements included in our 2023 Annual Report.

(2)	Amounts represent the annual bonuses paid with respect to achievement of the Company and, if applicable, individual performance objectives on account of fiscal year 2023.
(3)
The amounts set forth for each of Ms. Pariente and Mr. Adar in the columns “Salary,” “Non-Equity Incentive Plan,” and “All Other Compensation” represent payments, contributions and/or allocations that were made in NIS, and have been translated to U.S. dollars according to the average exchange rate on the applicable period.

(4)
Consists of $54,309 for payments, contributions and/or allocations for social benefits and the aggregate incremental cost to the Company of $37,179 with respect to Ms. Pariente’s personal use of a Company-leased car.

(5)
Consists of $46,654 for payments, contributions and/or allocations for social benefits and the aggregate incremental cost to the Company of $19,447 with respect to Mr. Adar’s personal use of a Company-leased car.

Narrative Disclosure to the 2023 Summary Compensation Table

Our compensation committee reviews and approves the compensation of our executive officers and is primarily responsible for determining the compensation for the Named Executive Officers and office holders (within the meaning of the Israel Companies Law) consistent with our overall executive compensation philosophy. Our compensation committee reviews and discusses the compensation of other officers with the chief executive officer and considers overall Company performance against goals, individual executive performance, and internal and external equity as key factors in those decisions. We develop our compensation programs after reviewing publicly available compensation data. Aon advises the compensation committee on all of the principal aspects of executive compensation. Aon attends meetings of the compensation committee when requested to do so. Aon reports directly to the compensation committee and not to management, although it meets with management for purposes of gathering information for its analyses and recommendations. The compensation committee has assessed the independence of Aon consistent with SEC regulations and Nasdaq listing standards and has concluded that the engagement of Aon does not raise any conflict of interest.

Base Salaries

At the beginning of 2023, our compensation committee reviewed and approved the base salaries of the Named Executive Officers based on an analysis of external market conditions and individual performance against goals.  The table below sets forth the base salaries for each of the Named Executive Officers for 2023:

Name	2023 Base Salary ($)
Larry Jasinski	442,312
Michael Lawless	316,500
Jeannine Lynch	351,104

2023 Non-Equity Incentive Plan

All employees who have bonus features in their employment agreements, including our Named Executive Officers, were eligible to participate in a non-equity incentive plan for fiscal year 2023, pursuant to which employees were eligible to receive a bonus with respect to their performance in such year. Each Named Executive Officer’s target was equal to a specified percentage of his or her base salary, and the actual bonus is paid based on the achievement of certain business and personal performance objectives for the 2023 fiscal year. Not all goals were required to be satisfied for a Named Executive Officer to receive a portion of the bonus. The principal business performance objective under the non-equity incentive plan for 2023 was based on achieving specified financial goals or milestones as set forth in the Compensation Policy as approved by our shareholders. These objectives were allocated as 20% for revenue targets, 20% for market development targets, 20% for strategic targets, and 20% for net loss targets. A personal performance objective, which is subjective in nature, made up the remaining 20%.

If the target was met in all categories of the business performance objective, 100% of the Named Executive Officer’s bonus was to be paid. The percentage of the bonus to be paid varied depending on the specific target and the level of achievement.

In February 2024, the compensation committee completed an evaluation of the Company’s overall performance for 2023 and the Named Executive Officers’ respective contributions in achieving this performance. The compensation committee’s review was based on Company performance against business objectives, as well as personal performance against individual goals established by the compensation committee. Following such review, our Board (following the recommendation of the compensation committee) approved the bonuses for the Named Executive Officers.

Equity Compensation

Our equity grant program is intended to align the interests of our Named Executive Officers with those of our shareholders and to motivate them to make important contributions to our performance. In 2023, we granted RSUs to each of our Named Executive Officers, as reflected in the “Outstanding Equity Awards at 2023 Fiscal Year End Table” below. The RSUs will vest pro-rata annually, with twenty-five percent (25%) of the RSUs vesting on each of the first four (4) anniversaries of the grant date of such award, subject to the Named Executive Officers’ continued service with the Company through each such vesting date.

Employee Benefits and Perquisites

We currently maintain the Lifeward, Inc. 401(k) Plan, a defined contribution plan, or the 401(k) Plan, for the benefit of our employees, including our Named Executive Officers, who satisfy certain eligibility requirements. Our Named Executive Officers were eligible to participate in the 401(k) Plan on the same terms as our other full-time employees. We believe that providing a vehicle for retirement savings though our 401(k) Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our Named Executive Officers.

Currently, we do not view perquisites or other personal benefits as a significant component of our Compensation Policy.

Employment Agreements of Named Executive Officers

Each of Larry Jasinski, our CEO, Michael Lawless, our Chief Financial Officer, and Jeannine Lynch, our Vice President of Market Access and Strategy, previously entered into an employment agreement with our Subsidiary. These employment agreements set forth their respective terms of employment, which terms are generally applicable to all of our executives, covering matters such as vacation, health and other benefits. The following are descriptions of the material terms of our Named Executive Officers’ employment agreements.

Larry Jasinski

On January 17, 2011, we entered into an employment agreement with Mr. Jasinski, pursuant to which he has served as the CEO of the Company since February 12, 2012 (as amended from time to time, the “Jasinski Employment Agreement”). The Jasinski Employment Agreement provides for an annual base salary, subject to annual increases in the discretion of, the Company, and an annual performance bonus. In accordance with previous shareholder approvals and effective as of January 1, 2023, the annual base salary is currently $442,312. The annual performance bonus was originally set at up to 35% of annual base salary. In 2016, this was increased to an annual performance bonus of up to 60% of annual base salary for achieving 100% of targets (with adjustment upward or downward for performance exceeding or failing to meet such objectives, respectively). In 2020, this was increased to an annual performance bonus of up to 70% of annual base salary for achieving 100% of targets (with adjustment upward or downward for performance exceeding or failing to meet such objectives, respectively).

In the event that Mr. Jasinski’s employment is terminated by the Company without “Cause” (as defined in the Jasinski Employment Agreement ), or if Mr. Jasinski terminates his employment for “Good Reason” (as defined in the Jasinski Employment Agreement), he will be entitled to certain severance payments and benefits, including: (i) a lump sum payment equal to 90 days of his base salary, (ii) an annual performance bonus (calculated based on the assumption that to the extent performance objectives were achieved in the six-month period preceding his termination, they will also be achieved in the six months following termination), (iii) reimbursement for any COBRA or other medical, dental and vision premiums for six months following his termination and (iv) continued participation in any employee and executive benefit programs in effect as of his termination and reimbursement for the premium or other fees associated with continuation in any insurance program available to the Company’s employees as a non-employee or in a comparable program if participation as a non-employee would be barred. The Jasinski Employment Agreement further provides that if Mr. Jasinski’s employment is terminated without Cause or by Mr. Jasinski for Good Reason, any unvested portion of the options promised in the Jasinski Employment Agreement, which would have vested during the six months following such termination had Mr. Jasinski remained employed by the Company, will automatically vest. If Mr. Jasinski terminates his employment without Good Reason, he will be entitled to receive a pro-rated amount of his annual performance bonus as determined in good faith by the Board. Mr. Jasinski is not entitled to any severance if he is terminated by the Company for Cause.

The Jasinski Employment Agreement was amended in 2020 to provide that if a “Change of Control” (as defined in the Jasinski Employment Agreement) occurs, and within one year following such Change of Control Mr. Jasinski is terminated without Cause or he resigns for Good Reason, Mr. Jasinski will be entitled to severance of 18 months’ salary as well as an annual bonus for the year in which the termination occurs (assuming achievement of 100% of milestones and targets set by the board of directors).

The employment agreement is governed by the laws of the State of Delaware and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for 12 months following termination of employment) and trade secrets and inventions clauses.

Michael Lawless

We entered into an employment agreement with Mr. Lawless, pursuant to which he has served as our CFO since September 19, 2022 (as amended from time to time, the “Lawless Employment Agreement”). The Lawless Employment Agreement provides for an annual base salary of $300,000, which was increased to $316,500 effective January 1, 2023, and is subject to increases as may be determined from time to time by the compensation committee of the Board, and an annual performance bonus up to 35% of annual base salary, subject to the achievement of objectives as determined by the compensation committee of the Board. The Lawless Employment Agreement also provides that Mr. Lawless would receive, as an inducement grant, a restricted stock unit award covering 32,142 ordinary shares, as adjusted to reflect the 1-for-7 reverse share split of the ordinary shares effected by the Company on March 15, 2024 (the “Lawless Inducement Award”), which award vests in four equal annual installments commencing as of the grant date. The terms of the Lawless Inducement Award are generally consistent with the terms applicable to restricted stock unit awards set forth in our 2014 Equity Incentive Plan (as amended from time to time, the “2014 Plan”); provided, however, that in the event Mr. Lawless’s employment with the Company is terminated by the Company (or its successor) not for “Cause”, or if Mr. Lawless terminates his employment for “Good Reason” within 90 days prior to a Change of Control (as all such terms are defined in the Lawless Employment Agreement) or one year following a Change of Control, the Lawless Inducement Award will vest upon the effective date of termination of employment.

The Lawless Employment Agreement was for an initial term through September 19, 2023, and automatically renews for additional terms of twelve-months each, provided, however, that either party may terminate the Lawless Employment Agreement, effective as of the last date of any renewal term by providing at least 90 days prior written notice. The Lawless Employment Agreement also provides that the Company may terminate the Agreement immediately without providing prior notice in the event of death or disability, or for cause. In the event that Mr. Lawless’ employment is terminated by the Company without cause or if Mr. Lawless resigns for Good Reason not in connection with a Change of Control Event, Mr. Lawless will be entitled to a severance payment equal to (i) six months of his then-current base salary, (ii) 50% of his annual bonus, representing a pro-rated six-month payment of the annual target bonus, payable in equal instalments over a period of six months following such termination, and (iii) the replacement cost of his benefits for six months following such termination.

The Lawless Employment Agreement provides that if a Change of Control occurs, and within 90 days prior or one year following such Change of Control Mr. Lawless is terminated without Cause or he resigns for Good Reason (a “Change of Control Event”), Mr. Lawless will be entitled to severance of 12 months of base salary, an amount equal to Mr. Lawless's annual target bonus (assuming achievement of 100% of milestones and targets set by the board of directors), payable promptly following such termination, and payment of the portion of COBRA premiums equal to the amount that we would have paid to provide health insurance to Mr. Lawless had Mr. Lawless remained employed with us for twelve months following such termination.  In addition, as stated above, in the case of a Change of Control Event, the Lawless Inducement Award will vest upon the effective date of termination of employment. The Lawless Employment Agreement is governed by the laws of the Commonwealth of Massachusetts and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for a period of 12 months following termination of employment) and trade secrets and inventions clauses.

Jeannine Lynch

On July 22, 2021, we entered into an employment agreement with Jeannine Lynch to serve as Vice President of Market Access and Strategy of the Company, effective August 31, 2021 (the “Lynch Employment Agreement”). Pursuant to the terms of the Lynch Employment Agreement, Ms. Lynch is entitled to (i) an annual base salary of $320,000, which was increased to $351,104 effective January 1, 2023, subject to increases as may be determined from time to time by the compensation committee of the Board and (ii) an annual performance bonus up to 35% of annual base salary, subject to the achievement of objectives as determined by the compensation committee of the Board. The Lynch Employment Agreement may be terminated by the Company upon prior written notice.

In the event that (x) Ms. Lynch’s employment is terminated for any reason other than for “cause” (as defined therein), death, or disability, (y) the Company moves its primary office outside of the United States and/or reduces Ms. Lynch’s title or primary responsibilities, or (z) the Company moves Ms. Lynch’s principal location of work, the Company shall pay monthly severance to Ms. Lynch at the rate per annum of her salary and bonus (and the replacement cost of her benefits) at the time of such termination for a period from the date of such termination to the date which is six months after such termination.

In the event that the Company is subject to a merger or acquisition where Ms. Lynch is terminated during the 12-month period following the closing of the transaction, 100% of the then-unvested and outstanding equity awards held by Ms. Lynch will vest upon such termination.

Ms. Lynch is not entitled to receive any termination or change in control benefits under our Compensation Policy.

The Lynch Employment Agreement is governed by the laws of the Commonwealth of Massachusetts and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for a period of 12 months following termination of employment) and trade secrets and inventions clauses.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards as of December 31, 2023, for each Named Executive Officer. This information reflects the number of ordinary shares of the Company after the 1-for-7 reverse share split of the ordinary shares effected by the Company on March 15, 2024.

			Option Awards				Stock Awards
Name	Grant Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)
Larry Jasinski
	6/27/2017	(3)	713	—	367.50	6/27/2027
	5/3/2018	(4)	1,249	—	188.13	5/3/2028
	3/27/2019	(5)	1,774	—	37.56	3/27/2029
	6/18/2020	(6)					10,715	58,354
	5/21/2021	(7)					10,714	58,348
	8/2/2022	(8)					21,428	116,697
	9/13/2023	(9)					28,571	155,598
Jeannine Lynch	8/31/2021	(10)					8,930	48,633
	8/2/2022	(11)					14,732	80,230
	6/30/2023	(12)					19,642	106,970
Michael Lawless
	9/19/2022	(13)					24,107	131,287
	6/30/2023	(14)					23,571	128,368
__________________

(1)	Represents grant dates of the stock option and RSU awards.
(2)
The amount listed in this column represents the product of the closing market price of the Company’s ordinary shares as of December 31, 2023 ($5.45), after giving effect to the 1-for-7 reverse share split of the ordinary shares effected by the Company on March 15, 2024, multiplied by the number of shares subject to the award.

(3)	This option award is fully vested.
(4)	This option award is fully vested.
(5)	This option award is full vested.
(6)	¼th of the RSU award vests on an annual basis commencing on June 18, 2021, and ending on June 18, 2024.
(7)	¼th of the RSU award vests on an annual basis commencing on May 21, 2022, and ending on May 21, 2025.
(8)	¼th of the RSU award vests on an annual basis commencing on August 2, 2023, and ending on August 2, 2026.
(9)	¼th of the RSU award vests on an annual basis commencing on September 13, 2024, and ending on September 13, 2027.
(10)	¼th of the RSU award vests on an annual basis commencing on August 31, 2022, and ending on August 31, 2025.
(11)	¼th of the RSU award vests on an annual basis commencing on August 2, 2023, and ending on August 2, 2026.
(12)	¼th of the RSU award vests on an annual basis commencing on June 30, 2024, and ending on June 30, 2027.
(13)	¼th of the RSU award vests on an annual basis commencing on September 19, 2023, and ending on September 19, 2026.
(14)	¼th of the RSU award vests on an annual basis commencing on June 30, 2024, and ending on June 30, 2027.

Potential Payments Upon Termination or Change in Control

We have adopted, pursuant to shareholder approval, our Compensation Policy, which provides for certain benefits to our executive officers upon retirement or termination, whether or not in the event of a change in control. We may memorialize any of these benefits in arrangements we enter into with individual executive officers. Under the Compensation Policy, executive officers may be entitled to advance notice of termination of up to 12 months and to obtain up to 12 months of post-termination health insurance. In addition to receiving severance pay as required or facilitated under the local laws of the relevant jurisdiction, executive officers may have the right to receive up to 12 months of base salary (18 months in the case of the CEO), bonus and benefits, taking into account the period of the officer’s service or employment, his or her performance during employment and contribution to the Company’s targets and profits and the circumstances surrounding termination of his or her employment. These benefits are designed to attract and motivate highly skilled professionals to join our Company and to enable us to retain key management.

To the extent our Named Executive Officers are entitled to receive severance (except for any severance payments mandated by Israeli law for our Israeli employees) or change in control benefits, such entitlements are contractually agreed upon between the Company and the applicable Named Executive Officer. Accordingly, for further information regarding the payments and benefits our Named Executive Officers are entitled to receive upon a termination or change in control, please see “Executive Compensation — Employment Agreements of Named Executive Officers.”

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the board of directors or the compensation committee of another entity that has one or more executive officers serving on the Company’s compensation committee or the Board.

Policy for Recoupment of Incentive Compensation (Clawback Policy)

On September 13, 2023, we adopted an amended and restated policy for recoupment of incentive compensation (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards (the “final clawback rules”), which covers our current and former executive officers, including all of our named executive officers. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.  For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation.”

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on TSR ($)[4]	Net Income ($ Millions)
2023	888,683	860,554	532,038	561,010	58.92	(22.1)
2022	854,035	642,557	471,122	410,609	57.58	(19.6)
2021	927,523	847,998	431,324	405,573	93.18	(12.7)

1.  Larry Jasinski was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023
Ori Gon	Jeannine Lynch	Mike Lawless
Jeannine Lynch	Almog Adar	Jeannine Lynch

2.  The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the PEO or the Non-PEO NEOs. The dollar amounts reported are the amounts of total compensation reported for our PEO and Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table, with certain adjustments as described in footnote 3 below.

3.  Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)(a)	Inclusion of Equity Values for PEO ($)(b)	Compensation Actually Paid to PEO ($)
2023	888,683	(167,714)	139,585	860,554
2022	854,035	(200,000)	(11,478)	642,557
2021	927,523	(279,000)	199,475	847,998

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)(a)	Average Inclusion of Equity Values for Non-PEO NEOs ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	532,038	(90,750)	119,722	561,010
2022	471,122	(118,750)	58,236	410,609
2021	431,324	(150,875)	125,124	405,573

(a) The amounts reported in this column represent the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) The amounts reported in this column include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2023	155,540	5,280	—	(21,235)	—	139,585
2022	152,020	(123,950)	—	(39,548)	—	(11,478)
2021	184,500	(20,910)	—	35,885	—	199,475

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	117,627	2,942	—	(847)	—	119,722
2022	90,262	(27,166)	—	(4,860)	—	58,236
2021	123,000	(5,168)	—	7,292	—	125,124

4.  Assumes $100 was invested in the Company for the period starting December 31, 2020, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to our ordinary shares that may be issued under our equity compensation plans in effect as of December 31, 2023. This information reflects a number of ordinary shares of the Company after the 1-for-7 reverse share split of the ordinary shares effected by the Company on March 15, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	490,930	(1)	$37.51	(2)	145,560	(3)
Equity compensation plans not approved by security holders	52,678(4)		—		—
Total	543,608		$37.51		145,560
___________

(1)	Represents shares issuable under our 2014 Plan upon exercise of options outstanding to purchase 4,723 shares and upon the settlement of outstanding RSUs with respect to 486,207 shares.
(2)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options to purchase ordinary shares. It does not reflect the ordinary shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.

(3)	Represents shares available for future issuance under our 2014 Plan.
(4)
Represents the Lawless Inducement Award and an inducement grant of RSUs, covering 28,571 ordinary shares, as adjusted to reflect the 1-for-7 reverse share split of the ordinary shares effected by the Company on March 15, 2024, made to Charles Remsberg on August 11, 2023 (the “Remsberg Inducement Award”), which was granted outside of our 2014 Plan but is subject to the terms and conditions applicable to RSUs granted under our 2014 Plan. The Remsberg Inducement Award vests in four equal annual installments commencing on the date of grant, provided, that, in the event Mr. Remsberg’s employment with us is terminated by us without Cause or by Mr. Remsberg for Good Reason within 90 days prior to a Change of Control or one year following a Change of Control (each, as defined in Mr. Remsberg’s employment agreement with us), the Remsberg Inducement Award will fully vest upon the later of the date of the termination or the date of the change in control, in each case subject to Mr. Remsberg’s execution of a release of claims.

PROPOSAL 2

APPROVAL OF THE CHANGE OF THE COMPANY’S NAME TO “LIFEWARD LTD.” OR SUCH
SIMILAR NAME AS THE BOARD OF DIRECTORS SHALL DETERMINE AND AS SHALL BE
APPROVED BY THE ISRAEL REGISTRAR OF COMPANIES, AND TO REFLECT SUCH NEW
NAME IN AN AMENDMENT TO THE COMPANY’S ARTICLES OF ASSOCIATION

Background

As set forth in our Articles of Association, our company name is “ReWalk Robotics Ltd.” Our Board of Directors approved, subject to shareholder approval, changing the name of our company to “Lifeward Ltd.” or to such similar name as the Board of Directors will determine and as will be approved by the Israel Registrar of Companies, and reflecting such new name in an amendment to our Articles of Association.

We unveiled our new corporate branding and officially began doing business as Lifeward™ at the end of January 2024. The new branding was designed to speak to the broader goal of the Company following our acquisition of AlterG and the expansion of the Company’s portfolio. In addition, effective January 30, 2024, the Company’s ordinary shares began trading under the new Nasdaq stock ticker: LFWD and a new corporate website was introduced at GoLifeward.com.

We are proposing to change our corporate name to conform to the new branding. Under the Israel Companies Law, a change of the corporate name requires shareholder approval and must also be approved by the Israel Registrar of Companies, and the Articles of Association must be amended to reflect the new name. In the event that the proposed change of name is not approved by the Israel Registrar of Companies, our Board of Directors will be authorized to select a different name approved by the Israel Registrar of Companies that contains the name “Lifeward” or is otherwise similar to “Lifeward.” The change of the Company’s name will become effective only following the approval of the Israel Registrar of Companies.

Proposed Resolution

You are requested to adopt the following resolution:

“2. RESOLVED, to approve the change of the Company’s name to “Lifeward Ltd.” or such similar name as the Board of Directors shall determine and as shall be approved by the Israel Registrar of Companies, and to amend the Company’s Articles of Association by replacing the current corporate name with the new corporate name.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 3

APPROVAL OF 2024 INCENTIVE COMPENSATION PLAN

Background

On August 19, 2014, we adopted our ReWalk Robotics Ltd. 2014 Incentive Compensation Plan, which was amended and restated on each of March 29, 2019, June 18, 2020, and July 27, 2022 (as amended and restated, the “2014 Plan”). From the time of the adoption of the 2014 Plan, we have granted various equity awards to our officers, directors, employees and consultants under the 2014 Plan. Pursuant to Section 1.3 of the 2014 Plan, no awards can be granted under the plan on or after ten years from the date of adoption of the 2014 Plan. As a result, on or after August 19, 2024, we will not be able to grant any more equity awards under the 2014 Plan.

Equity awards are an important component of our compensation program aimed at incentivizing our officers, directors and employees, and we wish to be able to continue to make grants of equity under compensation plans approved by our shareholders. Accordingly, since we will not be able to grant any more awards under the 2014 Plan on or after August 19, 2024, we are proposing to adopt a new incentive compensation plan called the ReWalk Robotics Ltd. 2024 Incentive Compensation Plan (the “2024 Plan”) (provided, however, that if Proposal 2 above is approved at the Meeting, the name of the Plan will be revised to incorporate the new name of the Company) and are submitting it for the approval of our shareholders at the Meeting. Each of our compensation committee and our Board of Directors approved the 2024 Plan on June 27, 2024, subject to the approval of our shareholders. The 2024 Plan is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by our compensation committee and/or our Board of Directors. The 2024 Plan will become effective if and when it is approved by our shareholders, and it will replace our 2014 Plan. From and after the effective date of the 2024 Plan, no further awards will be made under the 2014 Plan. If the 2024 Plan is not approved by our shareholders, we will continue to be able to grant awards under the 2014 Plan until its termination on August 19, 2024.

As of July 24, 2024, there were stock options to acquire 4,723 ordinary shares outstanding under the 2014 Plan, with a weighted average exercise price of $259.70 and a weighted average remaining term of 3.8 years. In addition, as of July 24, 2024, there were 416,710 unvested full-value awards with time-based vesting under the 2014 Plan. Other than the foregoing, no awards were outstanding under the 2014 Plan as of July 24, 2024. As of July 24, 2024, there were 136,342 ordinary shares available for awards under the 2014 Plan.

Summary of Material Features of the 2024 Plan

The material features of the 2024 Plan are as follows (this summary is qualified in its entirety by reference to the 2024 Plan, a copy of which is attached to this Proxy Statement as Appendix A):

•     The maximum number of ordinary shares to be issued under the 2024 Plan is 1,206,342 ordinary shares;

•     The 2024 Plan does not contain an annual “evergreen” provision, but rather authorizes a fixed number of shares, meaning that shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation programs;

•     The Plan permits the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted shares, RSUs and other share-based awards, dividend equivalent rights, and cash-based awards;

•     Shares underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the 2024 Plan and our 2014 Plan will be added back to the ordinary shares available for issuance under the 2024 Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the 2024 Plan to cover the exercise price or tax withholding will not be added back to the reserved pool under the 2024 Plan.  Upon the exercise of a stock appreciation right that is settled in ordinary shares, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool;

•     Stock options and stock appreciation rights will not be repriced without stockholder approval;

•      Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•      To the extent required under the rules of Nasdaq, any material amendment to the 2024 Plan is subject to approval by our shareholders;

•      Our 2024 Plan does not contain any “liberal” change in control provisions, meaning that the 2024 Plan does not provide for single-trigger acceleration in the event of a change in control transaction (defined as a “sale event” in the 2024 Plan); and

•     Awards under the 2024 Plan may be granted until ten years from the effective date of the 2024 Plan, provided, however, that no grants of incentive stock options may be made after June 27, 2034, which is the tenth anniversary of the date the 2024 Plan was approved by our Board of Directors.

Based solely on the closing price of our ordinary shares as reported by Nasdaq on July 24, 2024, and the maximum number of shares that would have been available for awards as of such date under the 2024 Plan, the maximum aggregate market value of the ordinary shares that could potentially be issued under the 2024 Plan is $4,584,100.

Rationale for Size of Reserved Pool Under the 2024 Plan

The 2024 Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our compensation committee and our Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

Summary of the Material Terms of the 2024 Plan

The terms and conditions of the 2024 Plan are substantially similar to those of the 2014 Plan. The material terms of the 2024 Plan are as follows (this summary is qualified in its entirety by reference to the 2024 Plan):

Administration.    The 2024 Plan will be administered by our compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The compensation committee may delegate to any person or persons selected by it the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits.    All employees, non-employee directors and consultants are eligible to participate in the 2024 Plan, subject to the discretion of the compensation committee. As of July 24, 2024, approximately 98 individuals would have been eligible to participate in the 2024 Plan had it been effective on such date, which includes 10 executive officers, 81 employees who are not executive officers, 6 non-employee directors and 1 consultant. The 2024 Plan contains certain limits on the number of awards that may be granted under the plan.

Stock Options.    The 2024 Plan permits the granting of (1) options to purchase ordinary shares intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (solely under the U.S. Sub Plan, which is attached and incorporated into the 2024 Plan (the “U.S. Sub Plan”)), and (2) options that do not so qualify. Options granted under the 2024 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The terms of options granted under the 2024 Plan, including the exercise price, vesting provisions and the duration of an option, will be determined by the compensation committee and set forth in an award agreement. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of our ordinary shares on the date of grant. Fair market value for this purpose will be determined by reference to the closing price of the ordinary shares on Nasdaq. The exercise price of an option may not be reduced after the date of the option grant without shareholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the compensation committee, provided, however, that term of each option may not exceed ten years from the date of grant. The compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee in circumstances involving the optionee’s death or disability. In general, unless otherwise permitted by the compensation committee, no option granted under the 2024 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either by certified or bank check or other instrument acceptable to the compensation committee or by delivery (or attestation to the ownership) of ordinary shares that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of ordinary shares with a fair market value equal to the exercise price.

As permitted under the U.S. Sub Plan, to qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are awards entitling a grantee to receive a payment representing the difference between the base price per share of the right and the fair market value of an ordinary share on the date of exercise. SARs may be granted in tandem with an option or independent and unrelated to an option. The terms of SARs granted under the 2024 Plan, including the base price per share, vesting provisions and the duration of an SAR, will be determined by the compensation committee and set forth in an award agreement. Except as provided in the applicable award agreement, or in the discretion of the compensation committee, a SAR may be exercised only to the extent that it is then exercisable and will terminate immediately upon a termination of service of the grantee. At the discretion of the compensation committee, SARs will be payable in cash, ordinary shares or equivalent value or some combination thereof. Under the U.S. Sub Plan, the exercise price of a SAR may not be less than the fair market value of our ordinary shares on the date of grant, and the term may not exceed ten years. Except in the case of SARs (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) that are compliant with Section 409A of the Code, the exercise price of a SAR may not be less than 100% of the fair market value of our ordinary shares on the date of grant. Fair market value for this purpose will be determined by reference to the closing price of the ordinary shares on Nasdaq. The exercise price of a SAR may not be reduced after the date of the SAR grant without shareholder approval, other than to appropriately reflect changes in our capital structure.

Restricted Shares. Restricted share awards are ordinary shares that are awarded to a grantee subject to the satisfaction of the terms and conditions established by the compensation committee in the award agreement. Until such time as the applicable restrictions lapse, restricted shares are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the grantee who holds those shares. During the vesting period, holders of restricted shares may receive dividends, although dividends payable with respect to restricted share awards with vesting shall be subject to the same vesting terms and conditions as relate to the restricted share awards.

Restricted Share Units. Restricted Share Units (“RSUs”) are awards covering a number of hypothetical units with respect to shares that are granted subject to such vesting and transfer restrictions and conditions of payment as the compensation committee may determine in an award agreement. RSUs are payable in cash, ordinary shares of equivalent value or a combination thereof.

Cash-Based Awards. The 2024 Plan provides for the grant of cash-based awards and other share-based awards (that are equity-based or equity-related awards not otherwise described in the 2024 Plan). The terms of such cash-based awards or other share-based awards will be determined by the compensation committee and set forth in an award agreement.

Dividend Equivalent Rights. The compensation committee may grant dividend equivalents based on the dividends declared on shares that are subject to any award. Dividend equivalents may be subject to any limitations and/or restrictions determined by the compensation committee and will be converted to cash or additional shares by such formula and at such time, and will be paid at such times, as may be determined by the compensation committee. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested.

Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in the 2024 Plan, the value of all awards awarded under the 2024 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $500,000.

Adjustments for Share Dividends, Stock Splits, Etc. In the event of any dividend (excluding any ordinary dividend) or other distribution, recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares or similar event (including a change in control) that affects the ordinary shares, the compensation committee will make any such adjustments in such manner as it may deem equitable, including, but not limited to, any or all of the following: (i) adjusting the number of shares available for grant under the 2024 Plan, (ii) adjusting the terms of outstanding awards, (iii) providing for a substitution or assumption of awards and (iv) cancelling awards in exchange for a payment in cash.

Change of Control Provisions. In the event of a change of control (except as otherwise provided by in the applicable award agreement), each outstanding award will be either (i) honored or assumed, or equivalent rights substituted therefor, by the successor entity or parent thereof or (ii) the 2024 Plan and all awards will terminate upon the change in control. In the event of such termination (except as otherwise provided in the applicable award agreement), options and share appreciation rights with time-based vesting will become fully exercisable as of the change of control and all other awards with time-based vesting, conditions or restrictions will become fully vested and nonforfeitable as of the change of control and all awards with conditions and restrictions relating to the attainment of performance goals will be deemed to vest and become nonforfeitable as of the change of control assuming the higher of (a) achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the change of control) or (b) actual achievement as of the date of such change of control. In addition, (i) the compensation committee will have the option to make or provide for a payment, in cash or in kind, to participants holding stock options and stock appreciation rights equal to the difference between the per-share consideration and the exercise price of the stock options and stock appreciation rights or (ii) each grantee will be permitted, within a specified period of time prior to the change of control transaction, to exercise all outstanding stock options and stock appreciation rights, to the extent then exercisable. The compensation committee will also have the option to make or provide for a payment, in cash or in kind, to holders of other awards in an amount equal to the consideration paid in the change of control transaction multiplied by the number of vested shares subject to the award.

Tax Withholding. Participants in the 2024 Plan are responsible for the payment of any taxes that the Company is required by any applicable law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The compensation committee may require that tax withholding obligations satisfied by withholding ordinary shares to be issued pursuant to exercise or vesting, or by tendering to the Company ordinary shares owned by the participant.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2024 Plan and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the 2024 Plan will be subject to approval by our shareholders.

Effective Date of Plan. The 2024 Plan was approved by our compensation committee and our Board of Directors on June 27, 2024. Awards of incentive options may be granted under the 2024 Plan until June 27, 2034. No other awards may be granted under the 2024 Plan after the date that is ten years from the date of shareholder approval, which will be the effective date of the 2024 Plan.

New Plan Benefits

Because the grant of awards under the 2024 Plan is within the discretion of the compensation committee, we cannot determine the dollar value or number of ordinary shares that will in the future be received by or allocated to any participant in the 2024 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2024 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2023: each Named Executive Officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options		Stock Awards
Name and Position	Average Exercise Price ($)	Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
Larry Jasinski, Chief Executive Officer	—	—	$5.87		28,571
Michael Lawless, Chief Financial Officer	—	—	$4.20		23,571
Jeannine Lynch, Vice President of Market Access and Strategy	—	—	$4.20		19,642
All current executive officers, as a group	—	—	$4.44	(2)	126,784
All current directors who are not executive officers, as a group	—	—	$5.87	(2)	42,658
All current employees and consultants who are not executive officers, as a group	—	—	$4.28	(2)	81,472

(1)
The valuation of share awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718.  For a discussion of the assumptions used in calculating these values, see Notes 2m and 9b to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(2)	Represents the aggregate grant date fair value for the group.

U.S. Tax Aspects Under the Code

The following is a summary of the principal United States federal income tax consequences of certain transactions under the 2024 Plan. It does not describe all federal tax consequences under the 2024 Plan, nor does it describe state or local tax consequences.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If ordinary shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If ordinary shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the ordinary shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the ordinary shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering ordinary shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the 2024 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Material Israeli Tax Consequences

 The following summarizes the tax implications for Israeli participants receiving equity awards under the 2024 Plan. It does not cover all tax matters and is intended as a general overview.

Classification of equity awards under Israeli Tax Laws. Generally, pursuant to the provisions of the Israeli Income Tax Ordinance [New Version], 1961 and the regulations enacted thereunder (together the “Ordinance”), equity awards to participants may be designated as either 102 awards or 3(9) awards, as follows:

(a)  Section 102 of the Ordinance provides that grants of equity awards to participants who are Israeli employees, directors and office holders of a company, or its affiliates, other than to a Controlling Shareholder (as defined in Section 32(9) of the Ordinance, and, generally, a holder of 10% or more of the company’s share capital) are subject to the provisions of Section 102 of the Ordinance and the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003 (“102 Rules”) (“Section 102” and “102 Awards”, respectively); and

(b)  Grants of equity awards exercisable into shares to participants who are Israeli consultants, contractors or Controlling Shareholders of the company are subject to the provisions of Section 3(9) of the Ordinance (“3(9) Awards”).

Trustee Awards under Section 102(b) of the Ordinance (“Trustee 102 Awards”). Section 102 provides for grants of Trustee 102 Awards and non-trustee 102 awards. Trustee 102 Awards may be granted under the capital gain tax route of Section 102(b)(2) and 102(b)(3) of the Ordinance (the “Capital Gain Route”, and equity awards under such tax route “Capital Gain Awards”), or under the ordinary income tax route of Section 102(b)(1) of the Ordinance (the “Ordinary Income Route”, and equity awards under such tax route “Ordinary Income Awards”). The Company elected the Capital Gain Tax Route to apply to equity awards granted to eligible Israeli participants.

Trust. Trustee 102 Awards, any shares issued upon vesting or exercise of such Trustee 102 Awards and/or other shares received subsequently following any realization of rights (e.g., bonus shares), must be deposited with a trustee appointed by the company and approved by the Israel Tax Authority, in accordance with the provisions of Section 102(a) of the Ordinance (“Trustee”). Trustee 102 Awards are afforded reduced tax rates if held by the Trustee in trust for the benefit of such eligible Israeli participants (the “Trust”) for the requisite period of time required under Section 102 (the “Minimum Trust Period”), as further described below. A sale or release from the Trust of awards or any underlying shares before the lapse of the Minimum Trust Period is possible but would result in less favorable tax treatment. The applicable Minimum Trust Period for Capital Gain Awards is two (2) years from the date of grant of such Awards.

The Trustee may not release any Trustee 102 Awards and any shares issued upon vesting or exercise of the Trustee 102 Awards prior to the full payment of the participant’s tax liabilities arising from the transfer/sale of such awards or underlying shares. Applicable taxes are withheld at the source by the “employing company” (as such term is defined by the Ordinance) of the Participant and/or by the Trustee.

Tax Consequences.

The Tax Event

(a).   3(9) Awards (except for shares or restricted shares (which are taxed on the applicable date of grant)) are taxed on the date of exercise or vesting of the applicable award into shares. The taxable benefit of the participant on such date is calculated based on the difference between the fair market value/the closing price of the share and the exercise price/purchase price, if any, as the case may be.

(b)  Trustee 102 Awards are taxed on the date of sale of the underlying shares and/or the date of the transfer of the awards or such underlying shares from Trust. The taxable benefit of the participant on such date is calculated based on the difference between the fair market value/the closing price of the share/the actual consideration received upon the sale of the underlying share, as the case may be, and the exercise price/purchase price, if any, as the case may be.

The Tax Rates

(a).  For 3(9) Awards, the benefit received on the date of the tax event as provided above is deemed as ordinary work income and taxed at the participant’s applicable marginal tax rates. The relevant company may be required to withhold applicable income tax, social security and national health insurance charges at source and in certain circumstances may be required to pay social security and national health insurance charges (a certain portion payable by the employer).

(b).  For Capital Gain Awards, if the awards (or the underlying shares) are held by a Trustee for the duration of the Minimum Trust Period, generally the benefit derived from such awards will be classified as capital gain and taxed at a rate of only 25%, with generally no social security or national health insurance charges payable.   Notwithstanding the foregoing, if the exercise price/purchase price paid for each share underlying an award is lower than the fair market value of the Company's share at the time of grant of such award (calculated as the average of the closing market prices of the share on the 30 trading days preceding the date of grant of the award), then such difference shall be deemed as ordinary income, and be taxed (on the date of the tax event) at the participant’s marginal tax rates plus applicable social security and national health insurance payments. The Company or the Trustee will withhold applicable tax at the source as required by applicable law on the date of the tax event.

However, if the shares underlying an award are sold or if the underlying shares are released from the Trust prior to the lapse of the Minimum Trust Period, gains derived from such sale or transfer shall be deemed ordinary income, taxed at the participant’s marginal tax rates, plus applicable social security and national health insurance payments.

For income above a certain income, as provided by the Ordinance, the participant may be required to pay surtax in addition to the above.

Proposed Resolution

You are requested to adopt the following resolution:

“3. RESOLVED, to approve the ReWalk Robotics Ltd. 2024 Incentive Compensation Plan.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 4

APPROVAL OF THE ANNUAL FEES TO BE PAID TO OUR CHAIRPERSON OF THE BOARD

Background

As disclosed above under “Director Compensation,” our directors’ remuneration currently consists of an annual fee, an additional annual fee for each committee membership, an annual equity grant (or cash fee in lieu of an equity grant) and a fee for each Board of Directors or committee meeting attended. The Chairperson of our Board receives the same fee as every other director, despite the substantially greater time investment that is required of the Chairperson.

Aon, our compensation committee’s independent compensation advisor, has recommended that the Chairperson of the Board receive an annual fee and an annual equity grant (or cash fee in lieu of an equity grant) that are double the amounts received by other directors of the Company in their capacity as members of the Board (without regard to committee membership) from time to time. We are therefore proposing to increase the annual fee and annual equity grant (or cash fee in lieu of an equity grant) to the Chairperson of the Board accordingly, effective with the date of the Meeting.

Had the proposed remuneration of our Chairperson of the Board been implemented for 2023, our Chairperson would have received a cash fee of $48,710 as an annual retainer (instead of the $24,355 actually received), and an Annual RSU Award having a value equal to $100,000 rather than $50,000 on the date of grant.

Under the Israel Companies Law, the compensation of a director in any capacity requires the approval of the compensation committee, the Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the proposed fees and equity award (or cash fee in lieu of an equity grant) for the individual serving as our Chairperson of the Board from time to time, and determined that such remuneration is consistent with the Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“4. RESOLVED, to approve the payment to the individual serving as our Chairperson of the Board from time to time of an annual fee and an annual equity grant (or cash fee in lieu of an equity grant) that are double the amounts received by other directors of the Company from time to time, effective with the date of the Meeting.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 5

APPROVAL OF A GRANT OF EQUITY AWARDS TO LARRY JASINSKI,
OUR CEO

Background

At the Meeting you will be asked to approve a one-time grant under the 2024 Plan to Larry Jasinski, the Company’s Chief Executive Officer, of 28,571 restricted stock units. If approved, the RSUs will vest in four equal annual installments, commencing as of the date of the Meeting.

The Board and compensation committee believe that in order to align the interests of our CEO with the interests of our shareholders it is important that our CEO maintain a sizable level of share ownership in the Company, whether through the time-based vesting of RSUs or the exercise of options. Therefore, in determining or recommending the amount and form of executive compensation, the Board and the compensation committee believe that a substantial portion of our CEO’s compensation should be in the form of long-term equity incentive awards. These awards link a significant portion of our CEO’s compensation to delivering value to our shareholders, both in the form of share price performance and operating results, and encourage his retention through long-term vesting periods. Additionally, as recommended by our compensation committee and by our Board, the proposed grant of equity awards is designed to bring Mr. Jasinski’s compensation in line with market practice. These equity grants will directly link Mr. Jasinski’s performance to delivering value to our shareholders.

Under the Israel Companies Law, the compensation of our CEO requires the approval of the compensation committee, the Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the proposed grant of equity awards, and determined that such compensation is consistent with the Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“5. RESOLVED, to approve a one-time grant to Larry Jasinski, the Company’s Chief Executive Officer, of 28,571 restricted stock units, as described in the Proxy Statement.”

Vote Required

The affirmative vote of both an Ordinary Majority and a Special Majority is required to adopt the resolution

For the definitions of “Ordinary Majority” and “Special Majority,” see “Questions and Answers About the Meeting – About the Voting Procedure at the Meeting” above.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 6

APPROVAL OF CHANGES TO THE TERMS OF THE
VARIABLE COMPENSATION OF LARRY JASINSKI, OUR CEO

Background

At the Meeting, you will be asked to approve an amendment to the employment agreement of our Chief Executive Officer so that he will be entitled to a cash bonus of 76% of his base annual compensation for achieving 100% of the targets established for him, as determined by the Compensation Committee and the Board of Directors on an annual basis (with the bonus to be less or more than 76% for performance below or in excess of such targets). As described in Proposal 9 below, at our 2023 Annual Meeting of Shareholders 26.1% of the shareholder votes cast on our non-binding, advisory Say-on-Pay vote on the compensation of our named executive officers were in favor of our executive compensation program, a decrease from a 77.8% vote for the Say-on-Pay vote at our 2022 Annual Meeting of Shareholders. Our Board of Directors was disappointed with the 2023 result.  Based on feedback from our shareholders, we understand that concerns with our executive compensation program related primarily to wanting the compensation of our Chief Executive Officer to have a stronger performance element.

In response to the results of the 2023 Say-on-Pay vote and to address the shareholder concerns that were voiced, our compensation committee determined it would revise the compensation structure of our Chief Executive Officer to add a higher weight to performance objectives. Accordingly, at the Meeting we are asking for shareholder approval of changes to the terms of the variable compensation of Larry Jasinski, our CEO. If this Proposal 6 is approved, Mr. Jasinski’s annual cash bonus will increase from 70% to 76% of his base annual compensation for achieving 100% of the targets established for him (as determined by the Compensation Committee and the Board of Directors on an annual basis (with the bonus to be less or more than 76% for performance below or in excess of such targets)), while Mr. Jasinski’s base compensation will remain at its current level.

Proposed Resolution

You are requested to adopt the following resolution:

“6. RESOLVED, to approve the terms of Larry Jasinski’s variable compensation, as described in the Proxy Statement.”

Vote Required

The affirmative vote of both an Ordinary Majority and a Special Majority is required to adopt the resolution

For the definitions of “Ordinary Majority” and “Special Majority,” see “Questions and Answers About the Meeting – About the Voting Procedure at the Meeting” above.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 7

APPROVAL OF THE ISSUANCE OF EQUITY COMPENSATION TO RANDEL E.
RICHNER, A MEMBER OF THE BOARD, IN CONNECTION WITH THE
ADDITIONAL CONSULTING SERVICES PROVIDED BY MS. RICHNER UNDER THE
CONSULTING AGREEMENT WITH RICHNER CONSULTANTS, LLC, A DELAWARE
COMPANY OWNED BY MS. RICHNER

Background

At our Annual General Meeting of Shareholders held on July 27, 2022, our shareholders approved the terms of consulting services to be provided to us from January 1, 2022, to December 31, 2022, by Randel E. Richner, a member of our Board, pursuant to a consulting agreement (the “Consulting Agreement”) with Richner Consultants, LLC, a Delaware company (the “Consultant”) owned by Ms. Richner. Under the terms of the Consulting Agreement, we were obligated to pay the Consultant $425 per hour for all hours worked by the Consultant in connection with providing the services under the agreement, capped at a maximum of 282 total hours or $119,850, plus reimbursement of expenses. This rate represented the Consultant’s standard rate at that time for similar consulting assignments. At our Annual General Meeting of Shareholders held on September 13, 2023, our shareholders approved the amendment of the Consulting Agreement to provide for the extension of the term of the agreement from January 1, 2023, to December 31, 2023.

Ms. Richner has served as a Class II director of our Board since November 2020, and the consulting services she provided were well outside the scope of services that are expected of a member of the Board. Ms. Richner has over 30 years of experience in health policy, economics and reimbursement strategic services, and has provided various entities with consulting services in respect of reimbursement activities. We wished to utilize Ms. Richner’s expertise and experience for a limited period of time to assist us in our efforts in these areas. The term of the Consulting Agreement, as extended, expired on December 31, 2023.

During the course of the Consulting Agreement, we made significant progress toward obtaining approval from regulatory agencies for our products and services. On November 1, 2023, Centers for Medicare & Medicaid Services (“CMS”), a division of the U.S. Department of Health and Human Services, released the Calendar Year 2024 Home Health Prospective Payment System Final Rule, CMS-1780-F, which includes a policy confirming that personal exoskeletons billed using HCPCS code K1007 are included in the Medicare brace benefit category, as of January 1, 2024. On April 11, 2024, CMS revised its April 2024 Durable Medical Equipment, Prosthetics, Orthotics, and Supplies Fee Schedule to include a final payment rate of $91,032 for HCPCS code K1007. Ms. Richner’s efforts were instrumental in achieving such CMS approval.

However, because the process of receiving reimbursement approval from CMS was far more complex and time-consuming than was initially contemplated, Ms. Richner was required to invest far more time during each of 2022 and 2023 than the maximum number of 282 consulting hours for each of 2022 and 2023 provided by the Consulting Agreement, as amended, and she also provided services during the first four months of 2024. In addition, as a result of expending so much time in providing her consulting services to us, Ms. Richner was not able to take on other, higher-paying consulting assignments. Ms. Richner has not provided, and will not provide, any further consulting services after April 30, 2024, so that the equity compensation specified in this Proposal 7 will constitute the final compensation to Ms. Richner with respect to the consulting services.

The actual number of additional hours invested by Ms. Richner during 2022 and 2023 in excess of the maximum number of 282 hours per year provided in the Consulting Agreement, at her then-hourly rate of $425, and the hours expended by Ms. Richner in 2024 (for which Ms. Richner and we have agreed that the hourly rate should be $550 per hour, which better represents Ms. Richner’s new standard hourly rate), come to an aggregate of $297,000. We are now proposing to compensate Ms. Richner for these additional hours in the form of equity compensation. The equity compensation will be provided pursuant to an Amendment and Supplement Agreement (the “Supplement Agreement”) among the Company, the Consultant and Ms. Richner. The following is a summary of the main terms of the Supplement Agreement, a copy of which is attached to this Proxy Statement as Appendix B. This summary is qualified in its entirety by reference to the Supplement Agreement.

Summary

The Supplement Agreement provides that, subject to the approval of the Company’s shareholders, equity compensation will be provided to Ms. Richner (rather than to the Consultant) in the form of stock options to purchase ordinary shares of the Company (the “Richner Options”), which will be granted under (and subject to the approval of) the 2024 Plan. The equity compensation will be issued in three tranches:

•
On November 10, 2024, the Company will issue Richner Options having an aggregate value of $120,000, calculated utilizing a Black-Scholes valuation model based on the closing price of the Company’s ordinary shares on such date, but in no event will the Company issue Richner Options in 2024 to purchase more than 45,614 ordinary shares.

•
On November 11, 2025, the Company will issue Richner Options having an aggregate value of $120,000, calculated utilizing a Black-Scholes valuation model based on the closing price of the Company’s ordinary shares on such date, but in no event will the Company issue Richner Options in 2025 to purchase more than 45,614 ordinary shares.

•
On November 12, 2026, the Company will issue Richner Options having an aggregate amount of $57,000, calculated utilizing a Black-Scholes valuation model based on the closing price of the Company’s ordinary shares on such date, but in no event will the Company issue Richner Options in 2026 to purchase more than 21,662 ordinary shares.

By way of example only, utilizing a Black-Scholes valuation of $2.35 per share underlying the options based on the closing price of our ordinary shares of $3.90 on July 15, 2024, the number of shares underlying the three grants of options to be made to Ms. Richner described above would have been 51,111, 51,111 and 10,668, respectively, but due to the caps described above on the number of shares that can underlie grants of options to Ms. Richner, the number of shares would be 45,614, 45,614 and 10,668 respectively.

Each of the stock options will vest immediately upon issuance and will be exercisable for a term of seven years, whether or not Ms. Richner continues to serve as a member of the Board. The exercise price per share of the options will be the closing price of our ordinary shares used for purposes of the respective Black-Scholes valuation, and the stock options can be exercised on a net exercise basis. Finally, as long as Ms. Richner remains engaged by us as a member of the Board, her ability to engage in any transactions in relation to the ordinary shares underlying the stock options will be subject to our Insider Trading Policy.

Under the Israel Companies Law, the compensation of directors in any capacity, including with respect to consulting services, requires the approval of the compensation committee, the Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the equity compensation to be issued to Ms. Randel. In the event shareholders do not approve this proposal, neither the Consultant nor Ms. Randel will receive any compensation for the consulting hours in excess of the amounts previously approved by shareholders.

Proposed Resolution

You are requested to adopt the following resolution:

“7. RESOLVED, to approve the issuance of equity compensation to Randel E. Richner, a member of the Board, as described in the Proxy Statement for the Meeting.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 8

REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, served as our independent registered public accounting firm for the year ended December 31, 2023. At the Meeting, shareholders will be asked to approve the reappointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of shareholders and to authorize the Board, upon the recommendation of the audit committee, to fix the remuneration of the independent registered public accounting firm in accordance with the volume and nature of its services. Representatives of Kost Forer Gabbay & Kasierer are not expected to be present at the Meeting and are not expected to be available to respond to questions, and will not have the opportunity to make a statement.

We have been advised by Kost Forer Gabbay & Kasierer that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

In executing its responsibilities, the audit committee engages in an annual evaluation of Kost Forer Gabbay & Kasierer’s qualifications, performance and independence, and considers whether continued retention of Kost Forer Gabbay & Kasierer as the Company’s independent registered public accounting firm is in the best interest of the Company. The audit committee is also involved in the selection of Kost Forer Gabbay & Kasierer’s lead engagement partner. While Kost Forer Gabbay & Kasierer has been retained as the Company’s independent registered public accounting firm continuously since the Company’s initial public offering in September 2014, in accordance with SEC rules and Kost Forer Gabbay & Kasierer policies the firm’s lead engagement partner rotates every five years. In assessing independence, the audit committee reviews the fees paid, including those related to non-audit services. As a result of its evaluation of Kost Forer Gabbay & Kasierer’s qualifications, performance and independence, the Audit Committee and the Board of Directors believe that the continued retention of Kost Forer Gabbay & Kasierer to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024, is in the best interests of the Company and its shareholders. While the audit committee retains Kost Forer Gabbay & Kasierer as our independent registered public accounting firm, the Board of Directors is submitting the selection of Kost Forer Gabbay & Kasierer to the shareholders for reappointment upon the recommendation to do so by the audit committee.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted to approve the reappointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2024. If the reappointment of Kost Forer Gabbay & Kasierer is not approved by the shareholders, the audit committee will reconsider the matter. Even if the reappointment of Kost Forer Gabbay & Kasierer is approved, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

Principal Accounting Fees and Services

The following table sets forth, for each of the years indicated, the fees expensed by Kost Forer Gabbay & Kasierer, our independent registered public accounting firm, in each such year.

	2022	2023
	($ in thousands)
Audit Fees(1)	$245	$418
Audit-Related Fees(2)	$6	$95
Tax Fees(3)	$14	$31
All Other Fees(4)	$4	$120
Total:	$269	$664
____________

(1)
“Audit fees” include fees for services performed by our independent public accounting firm in connection with our annual audit for 2022 and 2023, fees related to the review of quarterly financial statements, fees related to the pro forma financial information and fees for consultation concerning financial accounting and reporting standards. Fees in 2023 also include services by our accounting firm for the audit of AlterG for the years 2021 and 2022 prior to our acquisition in August 2023.

(2)
“Audit-related fees” relate to assurance and associated services that are traditionally performed by an independent auditor, including accounting consultation and consultation concerning financial accounting, reporting standards and due diligence.

(3)
“Tax fees” include fees for professional services rendered by our independent registered public accounting firm for tax compliance, transfer pricing and tax advice on actual or contemplated transactions.

(4)	“All other fees” include fees for services rendered by our independent registered public accounting firm with respect to government incentives and other matters.

Audit Committee’s Pre-Approval Policies and Procedures

The audit committee has adopted a pre-approval policy for the engagement of our independent accountant to perform certain audit and non-audit services. Pursuant to this policy, which is designed to ensure that such engagements do not impair the independence of our auditors, the audit committee pre-approves annually a catalog of specific audit and non-audit services in the categories of audit service, audit-related service and tax services that may be performed by our independent accountants.

All engagements by us of the auditors for 2022 and 2023 were pre-approved by the audit committee.

Proposed Resolution

You are requested to adopt the following resolution:

“8. RESOLVED, that the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and until the next annual meeting of shareholders be approved, and that the Board, upon recommendation of the audit committee, be authorized to fix the remuneration of said independent registered public accounting firm in accordance with the volume and nature of their services.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 9

NON-BINDING SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act. See “Executive Compensation” above for additional information related to the compensation of the Company’s Named Executive Officers. Section 14A of the Exchange Act requires us to hold the Say-on-Pay vote at least once every three years. Following the recommendation of our shareholders at our 2020 annual meeting of shareholders, our Board has chosen to hold the Say-on-Pay vote every year.

We believe that our executive compensation is competitive within our industry, consistent with executive compensation of companies similarly sized and with similar complexities, and strongly aligned with the long‑term interests of our shareholders. Our executive compensation has been designed to promote a performance‑based culture and ensure long-term value creation by aligning the interests of our executive officers with those of our shareholders by linking a substantial portion of their compensation to the Company’s performance. The compensation committee annually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

As an advisory vote, this Proposal 9 is not binding upon the Company or our Board. Nevertheless, our Board and compensation committee value the opinions expressed by shareholders in their vote on this Proposal 9. Consequently, the compensation committee intends to take into account the outcome of the vote when considering future executive compensation decisions for our executive officers. The vote on this proposal relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement, pursuant to Item 402 of Regulation S-K of the SEC (namely, the compensation tables and accompanying narrative disclosures found under “Executive Compensation”).

Say-on-Pay Vote at our 2023 Annual Meeting of Shareholders

At our 2023 Annual Meeting of Shareholders, 26.1% of the shareholder votes cast on our non-binding, advisory Say-on-Pay vote on the compensation of our named executive officers were in favor of our executive compensation program, a decrease from a 77.8% vote for the Say-on-Pay vote at our 2022 Annual Meeting of Shareholders. Our Board of Directors was disappointed with the 2023 result.  Based on feedback from our shareholders, we understand that concerns with our executive compensation program related primarily to the link between CEO compensation and Company performance.

In response to the results of the 2023 Say-on-Pay vote and to address the shareholder concerns that were voiced, our compensation committee determined it would revise the compensation structure of our Chief Executive Officer to add a higher weight to performance objectives. As described in Proposal 6 above, at the Meeting we are asking for shareholder approval of changes to the terms of the variable compensation of Larry Jasinski, our CEO. If such proposal is approved, Mr. Jasinski’s annual cash bonus will increase from 70% to 76% of his base annual compensation for achieving 100% of the targets established for him (as determined by the Compensation Committee and the Board of Directors on an annual basis (with the bonus to be less or more than 76% for performance below or in excess of such targets)), while Mr. Jasinski’s base compensation will remain at its current level.

The results of the 2023 Say-on-Pay vote were primarily related to the voting of one large shareholder.  Our Board of Directors engaged with this shareholder during the voting process for the 2023 Annual Meeting of Shareholders and after the final results to discuss and better understand the reasons for the votes, including the concerns about our executive compensation program and to ensure we could make changes to adequately address the concerns. Our shareholder base is very different than those of larger reporting companies. As of July 24, 2024, our largest institutional shareholder, with whom we engaged as described above, held 16.4% of our ordinary shares issued and outstanding and no other shareholder held more than 5% of our ordinary shares issued and outstanding. The remainder of our ordinary shares issued and outstanding are held by insiders and retail holders. Our quorum for non-routine ballot items at the 2023 Annual Meeting of Shareholders represented only 50.36% of our ordinary shares issued and outstanding, meaning holders of only 50.36% of our ordinary shares issued and outstanding cast their votes on non-routine ballot items, such as the Say-on-Pay vote, at the 2023 Annual Meeting of Shareholders. The large holder we engaged with represented approximately 61.5% of votes cast on non-routine ballot items at the 2023 Annual Meeting of Shareholders.

We intend to continue engaging with our shareholders and reviewing our compensation and governance practices in the future.

Proposed Resolution

You are requested to adopt the following resolution:

“9. RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2024 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosures, is hereby approved in a non-binding vote.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR
INDEPENDENCE

Director Independence

See “Corporate Governance — Director Independence.”

Certain Relationships and Related Transactions

We describe below transactions and series of similar transactions which are currently proposed or to which we have been or were a party since January 1, 2022, in which (a) the amount involved exceeds or exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and (b) any of our directors, executive officers, beneficial owners of more than 5% of our ordinary shares, or any affiliates or members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. Although we do not have a formal written policy as to the approval of related party transactions, all related party transactions for which disclosure would be required under Item 404 of Regulation S-K are approved based on procedures under Israeli law, as is duly memorialized in the minutes of the meetings of the Board and audit committee, as applicable.

Transactions with Current and/or Former 5% Beneficial Owners

Since January 1, 2022, we entered into the following transactions with other shareholders who are currently 5% beneficial owners or who we believe beneficially owned at the time of such transactions or became as a result of such transactions more than 5% of our ordinary shares, based on a review of Schedule 13G filings made and Company records during such period.

Agreements with Directors, Officers and Others

Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options

Since our inception we have granted options to purchase our ordinary shares to our officers and certain of our directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions.

Exculpation, Indemnification and Insurance

Our Articles of Association permit us to exculpate, indemnify and insure certain of our office holders to the fullest extent permitted by the Israel Companies Law. We have entered into indemnification agreements with our office holders, exculpating them from a breach of their duty of care to us to the fullest extent permitted by law and undertaking to indemnify them to the fullest extent permitted by law, subject to certain exceptions, including with respect to liabilities resulting from our initial public offering to the extent that these liabilities are not covered by insurance.

Consulting Agreement with Randel E. Richner

At our 2022 annual meeting of shareholders, our shareholders approved the terms of a Consulting Agreement with the Consultant, which is owned by Randel E. Richner, a member of our Board.  Pursuant to the Consulting Agreement, the Consultant provided us with the following services during 2022: strategic advisory consultation on activities related to CMS, including reviewing Company submissions to CMS; reviewing the Company’s dossier submitted to third-party insurers; coordinating and establishing lobbying efforts for the Company with U.S. government agencies; review and support with respect to reimbursements from private payers and with on-going interactions with the U.S. Veterans Benefits Administration; and other reimbursement-related matters as designated and agreed to with our CEO, including international reimbursement activities as needed. The services to be provided under the Consulting Agreement by the Consultant were provided solely by Ms. Richner.

The services were provided on an hourly basis at a rate of $425 per hour, payable by us on a monthly basis subject to the Consultant providing monthly invoices for the review of both our Chairman of the Board and our CEO. Under the Consulting Agreement, the aggregate total number of consulting hours provided by the Consultant could not exceed 282 hours.

The initial term of the Consulting Agreement commenced January 1, 2022, and expired December 31, 2022.

At our 2023 annual meeting of shareholders, our shareholders approved an extension of the Consulting Agreement until the earlier of December 31, 2023, or such time as we receive approval from CMS.  The extension term of the Consulting Agreement commenced January 1, 2023, and expired December 31, 2023.

For more information regarding the Consulting Agreement and the amounts owed and paid to the Consultant for each of 2022 and 2023, please see Proposal 7 above.

Approval of Related Party Transactions Under Israeli Law

Disclosure of Personal Benefits or Other Interests of an Office Holder and Approval of Certain Transactions

The Israel Companies Law requires that an office holder promptly disclose to the board of directors any personal benefit or other interest that he or she may have, and all related material information or documents, concerning any existing or proposed transaction with the company. A personal benefit or other interest includes the individual’s own benefit or other interest and, in some cases, a personal benefit or other interest of such person’s relative or an entity in which such individual, or his or her relative, is a 5% or greater shareholder, director or general manager, or in which he or she has the right to appoint at least one director or the general manager, but does not include a personal benefit or other interest stemming only from ownership of our shares.

If an office holder has a personal benefit or other interest in a transaction, approval by the board of directors is required for the transaction. Once an office holder has disclosed his or her personal benefit or other interest in a transaction, the board of directors may approve an action by the office holder that would otherwise be deemed a breach of duty of loyalty. A company may not, however, approve a transaction or action unless it is in the best interests of the company, or if the office holder is not acting in good faith.

Special approval is required for an extraordinary transaction, which under the Israel Companies Law is defined as any of the following:

•	a transaction other than in the ordinary course of business;
•	a transaction that is not on market terms; or
•	a transaction that may have a material impact on a company’s profitability, assets or liabilities.

An extraordinary transaction in which an office holder has a personal benefit or other interest requires approval first by the company’s audit committee and subsequently by the board of directors. The compensation of, or an undertaking to indemnify or insure, an office holder who is not a director requires approval first by the company’s compensation committee, then by the company’s board of directors and, if such compensation arrangement or an undertaking to indemnify or insure is inconsistent with the Company’s compensation policy or if the office holder is the Chief Executive Officer (apart from a number of specific exceptions), then such arrangement is subject to shareholder approval by a simple majority, which must also include at least a majority of the shares voted by all shareholders who are neither controlling shareholders nor have a personal benefit or other interest in such compensation arrangement (alternatively, in addition to a simple majority, the total number of shares voted against the compensation arrangement by non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the arrangement may not exceed 2% of our outstanding shares). We refer to this as the “Special Approval for Compensation”. Arrangements regarding the compensation, indemnification or insurance of a director require the approval of the compensation committee, board of directors and shareholders by a simple majority, in that order, and under certain circumstances, a Special Approval for Compensation.

Generally, a person who has a personal benefit or other interest in a matter that is considered at a meeting of the board of directors or the audit committee may not be present at such a meeting or vote on that matter unless the chairperson of the board of directors or the audit committee (as applicable) determines that he or she should be present in order to present the transaction that is subject to approval. If a majority of the members of the board of directors or the audit committee (as applicable) have a personal benefit or other interest in the approval of a transaction, then all directors may participate in discussions of the board of directors or the audit committee (as applicable) on such transaction and in the voting, but shareholder approval is also required for such transaction.

Disclosure of Personal Benefits or Other Interests of Controlling Shareholders and Approval of Certain Transactions

Pursuant to the Israel Companies Law, the disclosure requirements regarding personal benefits or other interests that apply to directors and executive officers also apply to a controlling shareholder of a public company. In this context, a controlling shareholder includes a shareholder who holds 25% or more of our outstanding shares if no other shareholder holds more than 50% of our outstanding shares. For this purpose, the holdings of all shareholders who have a personal benefit or other interest in the same transaction will be aggregated. The approval of the audit committee, the board of directors and the shareholders of the company, in that order, is required for (a) extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal benefit or other interest, (b) our engagement with a controlling shareholder or his or her relative, directly or indirectly, for the provision of services to us, (c) the terms of engagement and compensation of a controlling shareholder or his or her relative who is not an office holder or (d) our employment of a controlling shareholder or his or her relative, other than as an office holder. In addition to shareholder approval by a simple majority, the transaction must be approved by a Special Majority.

To the extent that any such transaction with a controlling shareholder is for a period extending beyond three years, approval is required once every three years, unless, with respect to certain transactions, the audit committee determines that the duration of the transaction is reasonable under the circumstances.

Arrangements regarding the compensation, indemnification or insurance of a controlling shareholder in his or her capacity as an office holder require the approval of the compensation committee, board of directors and shareholders, in that order, by a Special Majority, and the terms must be consistent with our Compensation Policy.

Pursuant to regulations promulgated under the Israel Companies Law, certain transactions with a controlling shareholder or his or her relative, or with directors, that would otherwise require approval of our shareholders may be exempt from shareholder approval upon certain determinations of the audit committee and board of directors. Under these regulations, we must publish these determinations, and a shareholder holding at least 1% of our outstanding shares may, within 14 days of after publication, demand shareholder approval despite such determinations.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of our outstanding ordinary shares file with the SEC initial reports of ownership in our ordinary shares and reports of changes in ownership in our ordinary shares. Based solely on a review of reports filed during the fiscal year ended December 31, 2023 and certain of our internal records, we believe that all Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners were satisfied on a timely basis, except for (i) two Form 4s filed late by Larry Jasinski on each of April 3, 2023 and September 19, 2023, each such report relating to one transaction not reported in the time period specified by rule; (ii) two Form 4s filed late by Randel Richner on each of March 17, 2023 and September 19, 2023, each such report relating to one transaction not reported in the time period specified by rule; (iii) two Form 4s filed late by Jeannine Lynch on each of August 4, 2023 and September 5, 2023, each such report relating to one transaction not reported in the time period specified by rule; (iv) one Form 4 filed late by Jeff Dykan on September 19, 2023, such report relating to one transaction not reported in the time period specified by rule; (v) one Form 4 filed late by Dr. John William Poduska on September 19, 2023, such report relating to one transaction not reported in the time period specified by rule; (vi) one Form 4 filed late by Hadar Levy on September 19, 2023, such report relating to one transaction not reported in the time period specified by rule; (vii) one Form 4 filed late by Joseph Turk on September 19, 2023, such report relating to one transaction not reported in the time period specified by rule; and (viii) two Form 4s filed late by Lind Global Fund II LP on each of July 6, 2023 and September 6, 2023, each such report relating to one transaction not reported in the time period specified by rule.

REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2023

At the Meeting, the Board will provide a management report which will include a discussion of the Company’s consolidated financial statements for the year ended December 31, 2023. This item does not require a vote of the Company’s shareholders.

PROPOSALS OF SHAREHOLDERS AT 2025 ANNUAL MEETING

Shareholder proposals intended to be included in our proxy materials for and voted on at our 2025 annual general meeting of shareholders (“2025 AGM”) pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received on or before April 2, 2025, by us at our principal executive offices located at ReWalk Robotics Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A., Attention: Chief Financial Officer. Rule 14a-8 and other SEC proxy regulations govern the submission of shareholder proposals and our consideration of them for inclusion in the proxy materials for the 2025 AGM.

Additionally, pursuant to the requirements of Israeli law and our Articles of Association, any shareholder of ReWalk who intends to present a proposal at the 2025 AGM (including to nominate a director candidate not named in such proxy statement) outside the procedures in Rule 14a-8 must hold at least 1% of our outstanding voting power. Proposals must be received by us on or before April 2, 2025. However, if the date of the 2025 AGM changes by more than 30 calendar days before or after September 4, 2025, we must receive the written proposal by the earlier of (i) the seventh calendar day after the day on which we call and provide notice of the 2025 AGM and (ii) the fourteenth calendar day after the day on which we first publicly disclose the 2025 AGM. All shareholder proposals must be sent to ReWalk Robotics Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A., Attention: Chief Financial Officer, be appropriate for consideration by shareholders at a meeting, and be made in the manner set forth in Article 22(c) of our Articles of Association and in accordance with the provisions of the Israel Companies Law. Shareholder proposals for the nomination of directors must also include certain additional information, the consent of the proposed director nominee(s) to serve as our director(s) if elected and a declaration signed by the nominee(s) declaring that (i) there is no limitation under the Israel Companies Law preventing the election of the nominees(s) and (ii) all of the information that is required to be provided to us in connection with such election under the Israel Companies Law and under our Articles of Association has been provided. In addition, shareholders who wish to submit director nominee proposals for inclusion in our proxy materials must comply with the requirements of Rule 14a-18 of the Exchange Act, including the filing of a Schedule 14N, in order to have their nominees included in our proxy materials for the 2025 AGM. The foregoing provisions do not affect a shareholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8, as cited in the paragraph above.

In addition, to comply with the SEC’s universal proxy rules, shareholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 6, 2025.

OTHER BUSINESS

The Board knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the shareholders arise, it is the intention of the persons named in the attached form of proxy to vote such proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Your prompt action is required to vote. Therefore, whether or not you expect to attend the Meeting, please complete and sign a form of proxy and return it to us, so that it is received at our offices no later than 10:00 a.m. (Eastern Daylight Time) on September 3, 2024.

ADDITIONAL INFORMATION

Householding of Proxies

As permitted under the federal securities laws, we or brokers holding shares on behalf of our shareholders will send a single set of our proxy materials, including this Proxy Statement and our 2023 Annual Report, to multiple shareholders sharing an address who have requested that we mail them such materials. Each such shareholder will continue to receive a separate proxy card or voting instruction card and will retain a separate right to vote on all matters presented at the Meeting. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once a shareholder receives notice from the shareholder’s broker or from us that communications to the shareholder’s address will be “householded,” householding will continue until the shareholder is notified or until the shareholder provides contrary instructions. Shareholders whose households have received a single set of our proxy materials but who would like to receive additional copies of the materials may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and we will promptly deliver additional copies. Shareholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years, or who share an address with another shareholder of the Company and who would like to receive only a single set of our proxy statements should follow the instructions below.

•
Shareholders whose shares are registered in their own name should contact Equiniti Trust Company, LLC by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•	Shareholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.

2023 Annual Report

Our 2023 Annual Report is being mailed concurrently with this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), which includes the disclosures about our business and audited financial statements and related footnotes in our 2023 Annual Report along with certain exhibits omitted from the 2023 Annual Report, is available at our website at http://ir.golifeward.com. Upon written request by any shareholder to our Chief Financial Officer at 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A, we will furnish, without charge, a copy of our 2023 Form 10-K and any other information incorporated herein by reference as required by SEC rules. Our copying costs will be charged if exhibits to our 2023 Form 10-K are requested.

Cost and Method of Solicitation

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our ordinary shares. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, executive officers and other employees may solicit proxies by telephone, electronic transmission and personally. Our directors, executive officers and other employees will not receive compensation for such services other than regular non-employee director or employee compensation.

The information set forth in this section is, and should be construed as, a “pre-announcement notice” of the 2025 AGM in accordance with Rule 5C of the Israeli Companies Regulations (Notice of General and Class Meetings in a Public Company), 5760-2000, as amended.

By Order of the Board of Directors, Jeff Dykan Chairman of the Board of Directors

APPENDIX A

REWALK ROBOTICS LTD.
2024 INCENTIVE COMPENSATION PLAN

ReWalk Robotics Ltd., doing business as “Lifeward”, an Israeli corporation (the “Company”), has adopted the ReWalk Robotics Ltd. 2024 Incentive Compensation Plan (as subsequently amended, restated, amended and restated or otherwise modified, the “Plan”) for the benefit of non-employee directors of the Company and officers and eligible employees and consultants of the Company and any Affiliates (as each term is defined below), as follows:

ARTICLE I.
 ESTABLISHMENT; PURPOSES; AND DURATION

1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as the “ReWalk Robotics Ltd. 2024 Incentive Compensation Plan,” as set forth in this document. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, Dividend Equivalents and Cash-Based Awards. The Plan shall become effective upon shareholder approval in accordance with applicable law, the Company’s articles of association, and applicable stock exchange rules (the “Effective Date”). The Plan shall remain in effect as provided in Section 1.3.

1.2. Purposes of the Plan. The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers, employees and consultants of the Company and Affiliates, whose substantial contributions are essential to the continued growth and success of the business of the Company and the Affiliates, in order to strengthen their commitment to the Company and the Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers, employees and consultants with the interests of the shareholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards, Dividend Equivalents and Cash-Based Awards.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the date that is ten (10) years after the Effective Date; provided, however, no grants of Incentive Stock Options (as such term is defined in Appendix B) may be made hereunder or under Appendix B after the tenth anniversary of the date the Plan is approved by the Board.

ARTICLE II.
 DEFINITIONS

Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

2.1. “Affiliate” means (i) any Subsidiary; (ii) any Person that directly or indirectly controls, is controlled by or is under common control with the Company; and/or (iii) to the extent provided by the Committee, any Person in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

2.2. “Applicable Exchange” means the New York Stock Exchange, Nasdaq Stock Market or such other securities exchange as may at the applicable time be the principal market for the Shares.

2.3. “Applicable Law” means any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange or trading system on which the Shares are then traded or listed.

2.4. “Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Share Awards, Restricted Share Units, Cash-Based Awards, Other Share-Based Awards and Dividend Equivalents.

2.5. “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. Subject to compliance with Applicable Law, the Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.6. “Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.7. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8. “Cash-Based Award” means an Award, whose value is determined by the Committee, granted to a Participant, as described in Article XI.

2.9. “Cause” means, unless otherwise provided in an Award Agreement, any of the following: (a) any fraud, embezzlement or felony or similar act by the Participant (whether or not related to Participant’s relationship with the Company or any of its Affiliates); (b) an act of moral turpitude by the Participant, or any act that causes significant injury to the reputation, business, assets, operations or business relationship of the Company or an Affiliate; (c) any breach by the Participant of an agreement between the Company or any Affiliate and the Participant, including, without limitation, breach of confidentiality, non-competition or non-solicitation covenants, or of any duty of the Participant to the Company or any Affiliate thereof; (d) in case of an Employee, performance by an Employee of any act that entitles the Company or an Affiliate (as applicable) to dismiss him without paying him any or partial severance pay in connection with such dismissal under Applicable Law; or (e) any circumstances that constitute grounds for termination for cause as defined under the Participant’s employment, consulting or service agreement with the Company or Affiliate, to the extent applicable.

2.10. “Change of Control” means the occurrence of any of the following:

(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or compensatory options or other similar awards granted by the Company) by any Person of any Voting Securities of the Company, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.10(a), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control;

(b) Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) the consummation of any merger, consolidation, recapitalization or reorganization involving the Company unless:

(i) the shareholders of the Company, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly, immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Company Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of the Company immediately before such merger, consolidation, recapitalization or reorganization; and

(ii) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of the Company Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Company Surviving Corporation, and

(iii) no Person, other than (A) the Company, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by the Company, the Company Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of the Company, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company Surviving Corporation’s then outstanding Voting Securities (a transaction described in clauses (c)(i) through (c)(iii) above is referred to herein as a “Non-Control Transaction”); or

(d) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of the Company to any Person (other than (A) a transfer or distribution to a Related Entity, or (B) a transfer or distribution to the Company’s shareholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company as a result of the acquisition of Voting Securities of the Company by the Company which, by reducing the number of Voting Securities of the Company then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company which in either case increases the percentage of the then outstanding Voting Securities of the Company Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to occur.

Solely for purposes of this Section 2.10, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Any Relative (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. None of the Company or any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Shares.

2.11. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

2.12. “Company Surviving Corporation” has the meaning provided in Section 2.10(c)(i).

2.13. “Consultant” means a consultant, advisor or independent contractor who is a natural person and who performs services for the Company or an Affiliate in a capacity other than as an Employee or Director (or who is a personal services company that is wholly owned by such a service provider, or the equivalent thereof, as determined by the Committee in its discretion.

2.14. “Director” means any individual who is a member of the Board of Directors of the Company and/or any Affiliate.

2.15. “Disability” means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined by a medical doctor satisfactory to the Committee.

2.16. “Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Affiliate) or a sale of a division of the Company or an Affiliate.

2.17. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article X.

2.18. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.19. “Employee” means any person designated as an employee of the Company and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or an Affiliate during such period. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2.19 shall be considered an Employee for purposes of the Plan.

2.20. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.21. “Fair Market Value” means, if the Shares are listed on a national securities exchange, as of any given date, the closing price for a Share on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select. If the Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in good faith.

2.22. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.23. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.

2.24. “Grant Price” means the price established at the time of grant of a SAR pursuant to Article VII, used to determine whether there is any payment due upon exercise of the SAR.

2.25. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

2.26. “Non-Control Acquisition” means an acquisition (whether by merger, stock purchase, asset purchase or otherwise) by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which fifty percent (50%) or more of its total value or total voting power of its Voting Securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (b) the Company or any Related Entity; (c) any Person in connection with a Non-Control Transaction; or (d) any Person that owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date.

2.27. “Non-Control Transaction” shall have the meaning provided in Section 2.10(c).

2.28. “Non-Employee Director” means a Director who is not an Employee.

2.29. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

2.30. “Option” or “Stock Option” means a Stock Option, as described in Article VI.

2.31. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.32. “Other Share-Based Award” means an equity-based or equity-related Award described in Section 9.1, granted in accordance with the terms and conditions set forth in Article IX.

2.33. “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.

2.34. “Period of Restriction” means the period of time during which Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture, or, as applicable, the period of time within which performance is measured for purposes of determining whether such an Award has been earned, and, in the case of Restricted Shares, the transfer of Restricted Shares is limited in some way, in each case in accordance with Article VIII.

2.35. “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

2.36. “Restricted Shares” means an Award granted to a Participant pursuant to Article VIII.

2.37. “Restricted Share Unit” means an Award, whose value is equal to a Share, granted to a Participant pursuant to Article VIII.

2.38. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

2.39. “SEC” means the Securities and Exchange Commission.

2.40. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.41. “Share” means an ordinary share, par NIS 1.75 each (including any new, additional or different shares or securities resulting from any change in corporate capitalization as listed in Section 4.3).

2.42. “Stock Appreciation Right” or “SAR” means an Award, granted as a Freestanding SAR or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Article VII.

2.43. “Subject Person” has the meaning provided in Section 2.10.

2.44. “Subplan” means additional incentive compensation plans as may be established by the Board within the parameters and in accordance with the overall terms and provisions of the Plan as may be needed to facilitate local administration of the Plan in any jurisdiction in which the Company or an Affiliate operate in and to conform the Plan to the legal requirements of any such jurisdiction or to allow for favorable tax treatment under any applicable provision of tax law, including, without limitation, Appendix A – Israel, Appendix B – United States, attached hereto and other appendices that may be attached to this Plan.

2.45. “Subsidiary” means any present or future corporation which is or would be a subsidiary of the Company as determined by the Committee.

2.46. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company and/or an Affiliate or with which the Company and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company or an Affiliate.

2.47. “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article VII.

2.48.       “Termination” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances, including, without limitation, termination by resignation, discharge, death, disability, and retirement. Unless otherwise determined by the Committee, a Termination shall not be considered to have occurred in the case of:  (i) sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Committee; (iv) changes in status from Director to advisory director; (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates, including, whenever there was a termination of employment or service of Participant and simultaneous reemployment (or commencement of service or employment) or continuing employment or service of a Participant by the Company or any Affiliate; or (vi) if so determined by the Committee, any change in status between service as an Employee, Director or Consultant if such individual continues to perform bona fide services for the Company or an Affiliate.  A Participant employed by, or performing services for, an Affiliate or a division of the Company or of an Affiliate shall be deemed to incur a Termination if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate.  The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that, in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

2.49.        “Voting Securities” shall mean, with respect to any Person that is a corporation, all outstanding voting securities of such Person entitled to vote generally in the election of the board of directors of such Person.

ARTICLE  III.
ADMINISTRATION

3.1.          General.  The Committee shall have exclusive authority to operate, manage and administer the Plan including but not limited to authorizing and administering Subplans all in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee.  If and to the extent that the Committee may not operate in respect of any matter pursuant to Applicable Law, does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.  Accordingly, in any such case described in the immediately preceding sentence, any reference to the “Committee” shall also refer to the Board.

3.2.          Committee.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.3.          Authority of the Committee.  The Committee shall have full discretionary authority to grant or, when so restricted by applicable law, recommend the Board to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan.  Except as limited by law or by the Articles of Association of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a)          select Employees, Non-Employee Directors and Consultants who may receive Awards under the Plan and become Participants;

(b)          determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(c)          determine the sizes and types of Awards;

(d)          determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(e)          grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate;

(f)          grant Substitute Awards on such terms and conditions as the Committee may prescribe;

(g)         make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or an Affiliate, including whether such Termination occurs by reason of cause, disability, retirement or in connection with a Change of Control and whether a leave constitutes a Termination;

(h)          determine whether a Change of Control shall have occurred;

(i)           construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Subplan and Award Agreement;

(j)           establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(k)          establish and administer any performance goals in connection with any Awards, including performance criteria and applicable performance periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained;

(l)           construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan, Subplan and/or any Award Agreement or any other instrument relating to any Awards;

(m)         establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(n)          make all valuation determinations relating to Awards and the payment or settlement thereof;

(o)          grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award in circumstances involving the grantee’s death or disability;

(p)          subject to the provisions of Article XV, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(q)         at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(r)          offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made;

(s)          determine whether, and to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended;

(t)           establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(u)          exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

3.4.          Award Agreements.  The Committee shall, subject to applicable laws and rules, determine the date an Award is granted.  Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. Unless required by Applicable Law, an Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award.  The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements.  Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.  In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

3.5.          Discretionary Authority; Decisions Binding.  The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan.  All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its shareholders, any Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.  The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of an Affiliate and such attorneys, consultants and accountants as the Committee may select in its sole and absolute discretion.  A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6.          Attorneys; Consultants.  The Committee may consult with counsel who may be counsel to the Company.  The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Employee, as the Committee deems necessary or appropriate.  The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.7.           Delegation of Administration.  Except to the extent prohibited or restricted by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee.  In addition, the Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Plan.  Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE  IV.
SHARES SUBJECT TO THE PLAN

4.1.        Number of Shares Available for Issuance.  The shares subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing.  Subject to adjustment as provided in Section 4.3, the total number of Shares that may be issued pursuant to Awards under the Plan shall be 1,206,342 Shares.  From and after the Effective Date, no further grants or awards shall be made under the ReWalk Robotics Ltd. 2014 Incentive Compensation Plan (the “Prior Plan”); provided, however, grants or awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.

4.2.        Rules for Calculating Shares Issued.

(a)        Shares underlying Awards (or awards under the Prior Plan) that are forfeited (including any Shares subject to an Award (or any such other award) that are repurchased by the Company due to failure to meet any applicable condition), cancelled, terminated or expire unexercised shall be available for issuance pursuant to future Awards. Shares underlying Awards (or awards under the Prior Plans) that are settled in cash in lieu of issuance of Shares shall not be available for issuance pursuant to future Awards.

(b)        Any Shares tendered in order to pay the Option Price of an Option or other purchase price of an Award (or the option price or other purchase price of any option or other award under the Prior Plan) or withholding tax obligations with respect to an Award (or any awards under the Prior Plan), shall not be available for issuance pursuant to future Awards.

(c)        If any Shares subject to an Award (or any award under the Prior Plan) are not delivered to a Participant because (A) such Shares are withheld to pay the Option Price or other purchase price of such Award (or any award under the Prior Plan), or withholding tax obligations with respect to such Award (or other such award) or (B) a payment upon exercise of a Stock Appreciation Right (or stock appreciation right under the Prior Plan) is made in Shares, the number of Shares subject to the exercised or purchased portion of any such Award that are not delivered to the Participant shall not be available for issuance pursuant to future Awards.

(d)         Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for issuance under the Plan.

(e)         In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan.

4.3.          Adjustment Provisions.  Notwithstanding any other provisions of the Plan to the contrary, in the event of (a) any dividend (excluding any ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including a Change of Control) that affects the Shares, or (b) any unusual or nonrecurring events (including a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then subject to Applicable Law, the Committee shall make any such adjustments in such manner as it may deem equitable, without obtaining Participants' consent, including any or all of the following:

(i)          adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Option Price or Grant Price with respect to any Award or (3) any applicable performance measures;

(ii)          providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions (including any Period of Restriction) on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)        cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other shareholders of the Company in such event, as the Committee shall resolve), including, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Option Price or Grant Price of such Option or SAR, respectively (it is being understood that, in such event, any Option or SAR having a per share Option Price or Grant Price equal to, or in excess of, the Fair Market Value of a Share may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or any successor pronouncement (“ASC 718”), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  Any adjustments under this Section 4.3 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable.  Any actions or determinations of the Committee under this Section 4.3 need not be uniform as to all outstanding Awards, nor treat all Participants identically.  All determinations of the Committee as to adjustments, if any, under this Section 4.3 shall be conclusive and binding for all purposes.

4.4.          No Limitation on Corporate Actions.  The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

4.5.          Maximum Awards to Non-Employee Directors.  Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $500,000.  For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance ASC 718, but excluding the impact of estimated forfeitures related to service-based vesting provisions.

ARTICLE  V.
ELIGIBILITY AND PARTICIPATION

5.1.          Eligibility.  Employees, Non-Employee Directors and Consultants shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan.

5.2.          Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees, Non-Employee Directors and Consultants and shall determine the nature and amount of each Award.

ARTICLE  VI.
STOCK OPTIONS

6.1.          Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.  The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

6.2.          Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan.

6.3.          Option Price.  The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that the Option Price shall not be less than 100 percent of the Fair Market Value on the date of grant; and provided further that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3, in the form of stock options, shall have an Option Price that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

6.4.          Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement, but no Option shall be exercisable more than ten years after the date the Option is granted.

6.5.          Exercise of Options.  Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant.  The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award Agreement, in which case the Shares then issued shall be Restricted Shares having a Period of Restriction analogous to the exercisability provisions of the Option.  In the event that any portion of an exercisable Option is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the Option is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value of a Share, then on the date that such portion of the Option is scheduled to expire or terminate, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a “net exercise” (as described in Section 6.6(c)) and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 16.2(a)). The period of time over which a Nonqualified Stock Option may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such Option the Participant’s exercise of such Option would violate an applicable law (except under circumstances described in the preceding sentence); provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.

6.6.          Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVI.  The Option Price upon exercise of any Option shall be payable to the Company in full by certified or bank check or such other instrument as the Committee may accept.  If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by Applicable Law, payment of the Option Price, in full or in part, may also be made as follows:

(a)          In the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly (based on the Fair Market Value of the Shares on the date the Option is exercised), provided that such already owned Shares must have been either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise (or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price);

(b)         By delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes;

(c)          By a “net exercise” pursuant to which the Participant instructs the Company to withhold a number of Shares otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value on the date of exercise equal to the product of (i) the Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised; or

(d)          By any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6 and satisfaction of tax obligations in accordance with Article XVI, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 18.9.  Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

6.7.         Rights as a Shareholder.  No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

6.8.         Termination of Service.  Except as otherwise provided by Section 6.5 or in the applicable Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant.  An Option shall cease to become exercisable upon a Termination of Service of the holder thereof.  Notwithstanding the foregoing provisions of this Section 6.8 to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement, except as otherwise provided by Section 6.5.

ARTICLE  VII.
STOCK APPRECIATION RIGHTS

7.1.          Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant an SAR (a) in connection and simultaneously with the grant of an Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR).  The Committee shall have complete discretion in determining the number of Shares to which an SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

7.2.          Grant Price.  The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement; provided that the Grant Price for each SAR shall not be less than 100 percent of the Fair Market Value on the date of grant; and provided further that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3, in the form of stock appreciation rights, shall have a Grant Price that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.  The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

7.3.          Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable.  A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7.  An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company.  Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised.

7.4.          Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement.  An Agreement may provide that the period of time over which a Freestanding SAR be exercised shall automatically be extended if on the scheduled expiration date of such SAR the Participant’s exercise of such SAR would violate an applicable law; provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

7.5.          Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

7.6.          Term of SARs.  The term of an SAR granted under the Plan shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the term of a SAR may not exceed ten years; and provided, further, that the term of any Tandem SAR shall be the same as the related Option.

7.7.          Payment of SAR Amount.  An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)          the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(b)          the number of Shares with respect to which the SAR is exercised.

Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of an SAR.  At the discretion of the Committee, such payment upon exercise of an SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.8.          Rights as a Shareholder.  A Participant receiving an SAR shall have the rights of a Shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

7.9.          Termination of Service.  Except as otherwise provided by Section 6.5 (in the case of Tandem SARs) or in Section 7.4 (in the case of Freestanding SARs) or in the applicable Award Agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant.  A SAR shall cease to become exercisable upon a Termination of Service of the holder thereof.  Notwithstanding the foregoing provisions of this Section 7.9 to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in Section 6.5 (in the case of Tandem SARs) or in Section 7.4 (in the case of Freestanding SARs).

ARTICLE  VIII.
RESTRICTED SHARES AND RESTRICTED SHARE UNITS

8.1.          Awards of Restricted Shares and Restricted Share Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine.  Awards of Restricted Shares may be made with or without the requirement of a cash payment from the Participant to whom such Award is made in exchange for, or as a condition precedent to, the completion of such Award and the issuance of Restricted Shares, and any such required cash payment shall be set forth in the applicable Award Agreement. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Restricted Shares to a Participant, or creation of a book entry evidencing a Participant’s ownership of Restricted Shares, pursuant to Section 8.6, the Participant shall have all of the rights of a shareholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee.

8.2.          Award Agreement.  Each Restricted Share and/or Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

8.3.          Nontransferability of Restricted Shares.  Except as provided in this Article VIII, Restricted Shares may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Share Award Agreement.

8.4.          Period of Restriction and Other Restrictions.  The Period of Restriction applicable to an Award of Restricted Shares or Restricted Share Units shall lapse based on a Participant’s continuing service or employment with the Company or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

8.5.          Delivery of Shares and Settlement of Restricted Share Units.  Upon the expiration of the Period of Restriction with respect to any Restricted Shares, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in such Award Agreement.  If applicable stock certificates are held by the Secretary of the Company or an escrow holder, upon such expiration, the Company shall deliver to the Participant, his beneficiary or trustee (as applicable), without charge, the stock certificate evidencing the Restricted Shares that have not then been forfeited and with respect to which the Period of Restriction has expired.  Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Period of Restriction with respect to any outstanding Restricted Share Units, the Company shall deliver to the Participant, or his beneficiary or trustee (as applicable), without charge, one Share for each such outstanding Restricted Share Unit; provided, however, that the Committee may, in its discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Share Units or (ii) defer the delivery of Shares beyond the expiration of the Period of Restriction; provided, however, (ii) shall not apply to any Restricted Share Units granted to a US taxpayer unless such deferral also complies with the requirements of Section 409A of the Code (as such term is defined in Appendix B).  If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of such Shares as of the date on which the Period of Restriction lapsed with respect to such Restricted Share Units, less applicable tax withholdings in accordance with Article XVI.

8.6.          Forms of Restricted Share Awards.  Each Participant who receives an Award of Restricted Shares shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant or its trustee (as the case may be), which certificate or certificates shall bear an appropriate legend, and, if the Committee determines that the Restricted Shares shall be held by the Company or in escrow rather than delivered to the Participant or its trustee pending expiration of the Period of Restriction, the Committee may require the Participant to additionally execute and deliver to the Company:  (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) an appropriate stock power (endorsed in blank) with respect to such Restricted Shares.  The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Share Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence.  The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Share Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed.  The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Restricted Shares prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant or its trustee (as the case may be) who has received such Award.  Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Share Awards evidenced in such manner.  The holding of Restricted Shares by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Restricted Shares, in accordance with this Section 8.6, shall not affect the rights of Participants as owners or beneficial owners of the Restricted Shares awarded to them, nor affect the restrictions applicable to such Shares under the Award Agreement or the Plan, including the Period of Restriction.

8.7.           Rights as a Shareholder.

(a)           Restricted Shares.  Participants holding Restricted Shares shall have all rights of a shareholder as to such Shares immediately upon issuance of such Shares, subject to the terms and conditions of the Plan, the applicable Award Agreement and the Company's Articles of Association; provided, however, that during the Period of Restriction, the Committee may apply any restrictions to any cash dividends otherwise payable with respect to such Shares while they are so held as the Committee deems appropriate. Except as set forth in the Award Agreement and subject to Applicable Law, in the event of (A) any adjustment as provided in Section 4.3, or (B) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Restricted Shares, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Shares shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Restricted Shares.

(b)            Restricted Share Units.  A Participant receiving Restricted Share Units shall have the rights of a shareholder only as to Shares, if any, actually issued to such Participant upon expiration of the Period of Restriction and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

8.8          Termination of Service.  Except as otherwise provided in this Section 8.8, during the Period of Restriction, any Restricted Share Units and/or Restricted Shares held by a Participant or its trustee (as applicable) that are subject to such Period of Restriction shall be forfeited and revert to the Company (or, if Restricted Shares were sold to the Participant, the Participant shall be required to resell such Shares to the Company at a repurchase price equal to the lower of the original per share purchase price paid by the Participant, subject to adjustment as provided in Section 4.3 of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals, vesting terms or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement.  Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Share Units and/or Restricted Shares, then subject to the Period of Restriction, following such Participant’s Termination.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

ARTICLE  IX.
OTHER SHARE-BASED AWARDS

9.1.           Other Share-Based Awards.  The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Other Share-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2.           Value of Other Share-Based Awards. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

9.3.          Payment of Other Share-Based Awards.  Payment, if any, with respect to an Other Share-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

9.4.           Rights as a Shareholder.  A Participant receiving an Other Share-Based Award shall have the rights of a shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

9.5.          Termination of Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Share-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement but need not be uniform among all Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE  X.
DIVIDEND EQUIVALENTS

Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award.  The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 18.5.  Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the grant date of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee, provided that a Dividend Equivalent Right granted as a component of, or related to, an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such Restricted Stock Unit Award. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee.

ARTICLE  XI.
CASH-BASED AWARDS

11.1.          Grant of Cash-Based Awards.  Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan.  A Cash-Based Award entitles the Participant who receives such Award to receive a payment in cash upon the attainment of applicable performance goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which shall be set forth in the Award Agreement.  The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

11.2.          Earning and Payment of Cash-Based Awards.  Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of performance goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change of Control, as the Committee shall determine, either at or after the Grant Date.  The Committee shall determine the extent to which any applicable performance goals and/or other terms and conditions of a Cash-Based Award are attained or not attained following conclusion of the applicable performance period.  The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award. Payment of earned Cash-Based Awards shall be as determined by the Committee and set forth in the Award Agreement.

11.3.          Termination of Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Cash-Based Award following such Participant’s Termination.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE  XII.
TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

12.1.          Transferability of Awards.  Except as otherwise provided in Section 8.6 or Section 12.2 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Period of Restriction. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another Person, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.  In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.  Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 12.1 shall be void and unenforceable against the Company.

12.2.          Beneficiary Designation.  Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE  XIII.
RIGHTS OF PARTICIPANTS

13.1.          Rights or Claims.  No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan.  The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award.  Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(a)
give any Employee or Non-Employee Director the right to be retained in the service of the Company and/or an Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b)
restrict in any way the right of the Company and/or an Affiliate to terminate, change or modify any Employee’s employment or any Non-Employee Director’s service as a Director at any time with or without cause;

(c)
confer on any Consultant any right of continued relationship with the Company and/or an Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with a Consultant;

(d)
constitute a contract of employment or service between the Company or any Affiliate and any Employee, Non-Employee Director or Consultant, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate;

(e)
give any Employee, Non-Employee Director or Consultant the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or an Affiliate, nor be construed as limiting in any way the right of the Company and/or an Affiliate to determine, in its sole discretion, whether or not it shall pay any Employee, Non-Employee Director or Consultant bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(f)	give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

13.2.          Adoption of the Plan.  The adoption of the Plan shall not be deemed to give any Employee, Non-Employee Director or Consultant or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

13.3.          Vesting.  Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the time of grant shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Affiliate, and/or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, but subject to the terms of the Plan, expressly determine otherwise.

13.4.          No Effects on Benefits.  Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, arrangements or otherwise.  No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

13.5.          One or More Types of Awards.  A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

ARTICLE  XIV.
CHANGE OF CONTROL

14.1.          Treatment of Outstanding Awards.

(a)          In the event of a Change of Control (except as otherwise may be provided in the applicable Award Agreement), the parties to such Change of Control may agree that each Award be honored or assumed by the successor entity, or equivalent rights substituted therefor with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. References to the Committee in this Section 14 are to the Committee as constituted prior to the Change of Control.

(b)          Notwithstanding any other provisions of the Plan to the contrary, in the event that the parties to such Change of Control do not provide for the honoring, assumption or substitution of Awards (as described in Section 14.1(a) above), upon the effective time of the Change of Control transaction, the Plan and all Awards will terminate. In the event of such termination (except as otherwise may be provided in the applicable Award Agreement), all Options and Stock Appreciation Rights with time-based vesting shall become fully exercisable as of the effective time of the Change of Control transaction, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change of Control transaction, and all Awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the effective time of the Change of Control transaction assuming the higher of achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change of Control transaction) or (b) actual achievement as of the date of such Change of Control transaction]. In addition, in the event of such termination, (i) the Committee shall have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to Participants holding Options and Stock Appreciation Rights equal to the difference between the per share consideration and the exercise price of the Options or Stock Appreciation Rights or (ii) each grantee will be permitted, within a specified period of time prior to the Change of Control transaction, to exercise all outstanding Options and Stock Appreciation Rights, to the extent then exercisable. The Committee shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to holders of other Awards in an amount equal to the consideration paid in the Change of Control transaction multiplied by the number of vested shares subject to the award.

(c)          For the purposes of this Section 14, an Award shall be considered honored, assumed or substituted for if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such transaction is not solely common stock of the successor entity or parent thereof, the Committee may, with the consent of the successor entity or parent thereof, if applicable, provide for the consideration to be received upon the exercise or payment of an Award, for each Share subject to such Award, to be solely common stock of the successor entity or parent thereof equal in fair market value, as determined by the Committee, to the per share consideration received by holders of Shares in such transaction.  Notwithstanding anything in this Section 14 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered honor, assumed or substituted for if the Company or the successor entity or parent thereof modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect any successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid honoring, assumption or substitution.

14.2.          No Implied Rights; Other Limitations.  No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.3 or this Section 14 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award.  Any actions or determinations of the Committee under this Section 14 need not be uniform as to all outstanding Awards, nor treat all Participants identically.

ARTICLE  XV.
AMENDMENT, MODIFICATION, AND TERMINATION

15.1.          Amendment and Termination of the Plan.  The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise, but no such amendment, alteration, suspension or termination of the Plan shall be made which would materially impair the previously accrued rights of any Participant with respect to a previously granted Award without such Participant’s consent, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules.  In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules (including as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Shares may be listed or quoted).

15.2.          Amendment of Awards.  Subject to the immediately following sentence, the Committee may unilaterally amend or alter the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall be inconsistent with the terms and conditions of the Plan or materially impair the previously accrued rights of the Participant to whom such Award was granted with respect to such Award without his or her consent, except such an amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules.  Except as provided in Section 4.3, without prior approval of the Company’s shareholders, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards.

ARTICLE  XVI.
TAX WITHHOLDING AND OTHER TAX MATTERS

16.1.          Tax Withholding.  The Company and/or any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount.  The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

16.2.          Withholding or Tendering Shares.  Without limiting the generality of Section 16.1, subject to compliance with Applicable Law, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by:  (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required withholding obligations using the minimum statutory withholding rates for tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee.  All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.  The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Shares or otherwise.

16.3.          Restrictions.  The satisfaction of tax obligations pursuant to this Article XVI shall be subject to such restrictions as the Committee may impose, including any restrictions required by Applicable Law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such Applicable Laws.

16.4.          No Guarantee of Favorable Tax Treatment.  The Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under any provision of any applicable law.  The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

ARTICLE  XVII.
LIMITS OF LIABILITY; INDEMNIFICATION

17.1.       Limits of Liability.

(a)          Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b)          None of the Company, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(c)          Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.  Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d)          The Company shall not be liable to a Participant or any other person as to:  (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

17.2.          Indemnification.  Subject to the requirements of applicable law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Articles of Association, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

ARTICLE  XVIII.
MISCELLANEOUS

18.1.          Drafting Context.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singu-lar shall include the plural.  The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

18.2.          Forfeiture/Clawback.  The Committee may, in its discretion, specify in an Award Agreement or a policy that will be deemed incorporated into an Award Agreement by reference (regardless of whether such policy is established before or after the date of such Award Agreement), that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting, restrictions or performance conditions of an Award. Such events may include, but shall not be limited to, Termination with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

18.3.          Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.4.          Exercise and Payment of Awards.  An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.

18.5.          Deferrals.  Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Affiliate specified by the Committee for such purpose.

18.6.          Loans.  The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to any such Participant; provided, however, that the Company shall not extend loans to any Participant if prohibited by Applicable Law or the rules of any stock exchange or quotation system on which the Company’s securities are listed.  The terms and conditions of any such loan shall be established by the Committee.

18.7.          No Effect on Other Plans.  Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

18.8.          Section 16 of Exchange Act.  The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act.  Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

18.9.          Requirements of Law; Limitations on Awards.

(a)            The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b)             If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(c)              If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(d)             Upon termination of any period of suspension under this Section 18.9, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e)             The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe.  The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate.  Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f)              An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements under the Company's Articles of Association and/or as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

18.10.       Participants Deemed to Accept Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

18.11.         Governing Law. The Plan, all determinations made and actions taken pursuant hereto and, except as provided below or in an applicable subplan, each Award Agreement to a Participant shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.12.         Plan Unfunded.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award.  Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

18.13.         Administration Costs.  The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

18.14.        Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

18.15.        No Fractional Shares.  An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award.  No fractional Shares shall be issued upon the exercise or payment of an Option or other Award and any such fractions shall be rounded to the nearest whole number.

18.16.        Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company or any Affiliate, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan.  The Company may share such information with any Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Affiliate or any division respectively thereof.

18.17.        Right of Offset.  The Company and any Affiliate shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or any Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

18.18.        Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices of countries in which the Company and/or any Affiliate operates or has Employees, Non-Employee Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to:

(a)	determine which Affiliates shall be covered by the Plan;

(b)	determine which Employees, Non-Employee Directors and/or Consultants are eligible to participate in the Plan;

(c)
grant Awards (including substitutes for Awards), and modify the terms and conditions of any Awards, on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate, or otherwise to comply with applicable laws or conform to applicable requirements or practices of the applicable jurisdictions;

(d)
establish Subplans and adopt or modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 18.18 by the Committee shall be attached to the Plan as appendices; and

(e)
take any action, before or after an Award is made, that the Committee, in its discretion, deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law.

18.19.          Rules Particular to Specific Countries. Notwithstanding anything herein to the contrary, to the extent determined by the Committee, the terms and conditions of the Plan shall be adjusted with respect to a particular country or other jurisdiction by means of a Subplan to the Plan in the form of an appendix, and to the extent that the terms and conditions set forth in the Subplan conflict with any provisions of the Plan, the provisions of the Subplan shall govern. Terms and conditions set forth in the Subplan shall apply only to Awards granted to Participants under the jurisdiction of the specific country that is subject of the Subplan and shall not apply to any other Awards.

*          *          *

APPENDIX A

TO THE

REWALK ROBOTICS LTD.

2024 INCENTIVE COMPENSATION PLAN

ISRAEL

1.	GENERAL

1.1.
This appendix (the “Appendix”) shall apply only to Israeli Participants (as defined below). The provisions specified hereunder shall form an integral part of the ReWalk Robotics Ltd. 2024 Incentive Compensation Plan (the “Plan”), which applies to the issuance of Awards to employees, directors, consultants and service providers of ReWalk Robotics Ltd. doing business as “Lifeward” (the “Company”) or its Affiliates.

1.2.	This Appendix is effective with respect to Awards granted as of 30 days from the date it was submitted with the ITA and shall comply with Section 102 (as defined below).

1.3.
This Appendix is to be read as a continuation of the Plan and only modifies Awards granted to Israeli Participants (as defined below) so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.4.
The Plan and this Appendix are complementary to each other and shall be deemed as one. Subject to Section 1.3 above, in any case of contradiction, whether explicit or implied, between any definitions and/or provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail.

1.5.	Each capitalized term not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.	DEFINITIONS

2.1.	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

2.2.	“Approved 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Employee.

2.3.
“Capital Gain Award (CGA)” means an Approved 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4.	“Controlling Shareholder” shall have the meaning ascribed to it in Section 102 of the Ordinance.

2.5.
“Employee” means an Israeli Participant who is employed by the Company or its Affiliates, including an individual who is serving as an “office holder” as defined in the Israeli Companies Law, 5759-1999, as amended from time to time, but excluding any Controlling Shareholder.

2.6.
“Israeli Participant” means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for Israeli tax purposes and receives or holds an Award under the Plan and this Appendix.

2.7.	“ITA” means the Israel Tax Authority.

2.8.
“Ordinary Income Award (OIA)” means an Approved 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.9.	“102 Award” means any Award granted to Employees pursuant to Section 102 of the Ordinance and any other rulings, procedures and clarifications promulgated thereunder or issued by the ITA.

2.10.	“3(i) Award” means an Award granted pursuant to Section 3(i) of the Ordinance to any person who is a Non-Employee.

2.11.
“Israeli Award Agreement” means, for the purpose of this Appendix and notwithstanding Section 2.4 of the Plan, a written agreement entered into and signed by the Company and an Israeli Participant that sets out the terms and conditions of an Award.

2.12.	“Non-Employee” means an Israeli Participant who is a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

2.13.	“Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961 as now in effect or as hereafter amended.

2.14.
“Section 102” means section 102 of the Ordinance, the Income Tax Rules (Tax Relief for Issuance of Shares to Employees), 2003, and any other rules, regulations, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.15.	“Trustee” means any person appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.16.	“Unapproved 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.	ISSUANCE OF AWARDS

3.1.
Notwithstanding Article V of the Plan and in addition thereto, any Israeli Participants eligible for participation in the Plan and this Appendix as Israeli Participants shall include any Employee and/or Non-Employee of the Company or of any of the Company’s Affiliates; provided, however, that (i) Employees may only be granted 102 Awards; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Awards.

3.2.	The Company may designate Awards granted to Employees pursuant to Section 102 as Unapproved 102 Awards or Approved 102 Awards.

3.3.	The grant of Approved 102 Awards shall be made under this Appendix and shall be conditioned upon the approval of this Appendix by the ITA.

3.4.	Approved 102 Awards may either be classified as Capital Gain Awards (“CGAs”) or Ordinary Income Awards (“OIAs”).

3.5.
No Approved 102 Awards may be granted under this Appendix to any eligible Employee, unless and until, the Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Award under this Appendix and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected and shall apply to all Israeli Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

3.6.	All Approved 102 Awards must be held in trust by a Trustee, as described in Section 4 below.

3.7.	For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102.

4.	TRUSTEE

4.1.	The terms and conditions applicable to the trust relating to Section 102 shall be set forth in an agreement signed by the Company and the Trustee (the “Trust Agreement”).

4.2.
Approved 102 Awards which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise or vesting of such Approved 102 Awards and/or other rights granted thereunder and/or shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Employee for no less than such period of time as required by Section 102 (the “Holding Period”). In case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards shall be regarded as Unapproved 102 Awards, all in accordance with the provisions of Section 102.

4.3.
Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise or vesting of Approved 102 Awards prior to the full payment of the Employee’s tax liabilities, if any, arising from Approved 102 Awards which were granted to him/her and/or any Shares allocated or issued upon exercise or vesting of such Awards.

4.4.
With respect to any Approved 102 Award, subject to the provisions of Section 102, an Israeli Participant shall not sell or release from trust any Share received upon the exercise or vesting of an Approved 102 Award and/or any rights granted thereunder and/or share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne solely by such Israeli Participant. Subject to the foregoing, the Trustee may, pursuant to a written or electronic request from the Participant, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes required to be paid upon the release and transfer of the Shares, and confirmation of such payment has been received by the Trustee and (ii) the Trustee has confirmed with the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, the Israeli Award Agreement and any Applicable Law.

4.5.
Upon receipt of any Approved 102 Award, if requested to do so by the Company. Affiliate or the Trustee, the Employee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Award or Share granted to him thereunder.

4.6.
Without derogating from the provisions of Article XVI of the Plan, the provisions of Section 16.1 of the Plan shall apply also to the Trustee. Accordingly, Trustee shall also have withholding rights as further described in Section 16.1 of the Plan.

4.7.
In the case of 102 Awards, the Trustee shall have no rights as a shareholder of the Company with respect to the Shares covered by such Award until the Trustee becomes the record holder for such Shares for the Participant’s benefit, and the Israeli Participant shall have no rights as a shareholder of the Company with respect to the Shares covered by the Award until the date of the release of such Shares from the Trustee to the Israeli Participant and the transfer of record ownership of such Shares to the Israeli Participant.

5.	THE AWARDS

Notwithstanding anything to the contrary in the Plan and in addition thereto, the terms and conditions upon which the Awards shall be issued and exercised or vest, as applicable, shall be as specified in the Israeli Award Agreement to be executed pursuant to the Plan and to this Appendix. Each Israeli Award Agreement shall be subject to Section 102 or Section 3(i) of the Ordinance, as applicable, and shall state, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Award), and any applicable vesting provisions and exercise price that may be payable.

6.	FAIR MARKET VALUE

Without derogating from Section 2.21 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of any CGA, the Company’s Shares are listed on any established stock exchange or a national market system, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the date of grant.

7.	EXERCISE OF AWARDS THAT ARE OPTIONS TO PURCHASE SHARES

Awards that represent options to purchase Shares shall be exercised by the Israeli Participant by giving a written or electronic notice to the Company and/or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the Award is being exercised, at the Company’s or the Representative’s principal office. The notice shall specify the number of Shares with respect to which the Award is being exercised.  Notwithstanding the provisions of Section 6.5 and 6.6 of the Plan, “net exercise” will only be available to Israeli Participants if a ruling is obtained from the ITA permitting such “net exercise.”

8.	ASSIGNABILITY AND SALE OF AWARDS

8.1.
Notwithstanding any other provision of the Plan, no Award or any right with respect thereto, or purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Israeli Participant each and all of such Israeli Participant's rights with respect to an Award shall belong only to the Israeli Participant.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

8.2.
As long as Awards or Shares purchased or issued hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Awards and/or Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution, provided that the transferee thereof shall be subject to the provisions of Section 102 as would have been applicable to the deceased Participant were he or she to have survived.

9.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

9.1.
With regards to Approved 102 Awards, the provisions of the Plan and/or the Appendix and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit and/or any pre-rulings obtained by the ITA, and the said provisions, permit and/or pre-rulings shall be deemed an integral part of the Plan and of the Appendix and of the Israeli Award Agreement.

9.2.
Any provision of Section 102 and/or the said permit and/or pre-rulings which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Israeli Award Agreement, shall be considered binding upon the Company and the Israeli Participants.

10.	DIVIDEND

Notwithstanding anything to the contrary in the Plan and solely for the purpose of Awards granted under this Appendix, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Awards) allocated or issued upon the exercise or vesting of Awards purchased or received, as applicable, by the Israeli Participant and held by the Israeli Participant or by the Trustee, as the case may be, the Israeli Participant shall be entitled to receive dividends, if any, in accordance with the quantity of such Shares, subject to the provisions of the Company’s Articles of Association (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of  Section 102.

11.	VOTING RIGHTS

Subject to Sections 6.7, 7.8, 8.7 and 9.4 of the Plan, so long as any Shares issued to the Trustee on behalf of an Israeli Participant, under this Appendix, to the extent Trustee decides in its sole discretion to vote such Shares, then unless the Trustee is directed otherwise by the Board or by the Israeli Participant, such Shares shall not be voted and the Trustee shall not be obligated to exercise such voting rights nor notify the Israeli Participant of any meeting of the Company's shareholders.

12.	TAX CONSEQUENCES

12.1.
Notwithstanding anything to the contrary in Article XVI of the Plan and solely for the purpose of Awards granted under this Appendix, any tax consequences arising from the grant, exercise or vesting of any Award, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under Applicable Law, including withholding taxes at source. Furthermore, the Israeli Participant hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty or indexation thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Israeli Participant.

12.2.	The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to a Israeli Participant until all required payments have been fully made.

12.3.
With respect to Unapproved 102 Award, if the Israeli Participant ceases to be employed by the Company or any Affiliate, the Israeli Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.4.
Each Participant agrees to, and undertakes to comply with, any ruling, settlement, closing agreement or other similar agreement or arrangement with any tax authority in connection with the foregoing which is approved by the Company.

13.	ISRAELI PARTICIPANT'S UNDERTAKINGS

By receiving Awards under the Plan and this Appendix, the Israeli Participant (1) agrees and acknowledges that he or she have received and read the Plan, the Appendix and the Israeli Award Agreement; (2) is familiar with Section 102 and undertakes to comply with all the provisions set forth therein (including provisions regarding the applicable Tax Track that the Company has selected) or in Section 3(i), as applicable, the Plan, the Appendix, the Israeli Award Agreement and the Trust Agreement; and (3) if the Awards are granted under Section 102, the Israeli Participant undertakes, subject to the provisions of Section 102, not to sell or release the Shares from trust before the end of the Holding Period. The Israeli Participant agrees to execute any and all documents that the Company and/or its Affiliates and/or the Trustee may reasonably determine to be necessary in order to comply with the Ordinance, ruling or guidelines and rules issued by the ITA.

14.	TERM OF PLAN AND APPENDIX

Notwithstanding anything to the contrary in Article XV of the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Appendix or for any amendment to this Appendix as are necessary to comply with (i) any Applicable Law, including without limitation U.S. securities laws and the securities laws of any other jurisdiction applicable to Awards granted to Israeli Participant under this Appendix, (ii) any national securities exchange on which the Shares are traded, and (iii) any applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission.

15.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts in Tel Aviv shall have sole jurisdiction in any matters pertaining to this Appendix.

16.	NO PAYMENT FOR RESTRICTED SHARES AND RESTRICTED SHARE UNITS

Other than the par value of any Shares issuable upon grant of Restricted Shares or settlement of a Restricted Share Unit, no payment of cash by a Participant shall be required as a consideration for such a grant of Restricted Shares or issuance of Restricted Share Units.

17.	NO PAYMENTS IN CASH

Notwithstanding Sections 4.3(iii), 8.5. 9.1, 9.3 or any other provision of the Plan, no Share-Based Award will be settled in cash unless Israeli law is amended to allow such settlement.

*     *     *

APPENDIX B

TO THE

REWALK ROBOTICS LTD.

2024 INCENTIVE COMPENSATION PLAN

UNITED STATES

1.	SPECIAL PROVISIONS FOR U.S. TAXPAYERS

1.1.
This Appendix B (this “Appendix B”) to the ReWalk Robotics Ltd. 2024 Incentive Compensation Plan (the “Plan”) was adopted by the Board pursuant to Section 18.18 of the Plan.  This Appendix B shall become effective on the Effective Date.

1.2.
The provisions of this Appendix B apply only to Participants who are or may become subject to U.S. federal income tax (any such Participant, a “U.S. Taxpayer”). Grantees under this Appendix B will be such Employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to Employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the Shares underlying the Awards is treated as “service recipient stock” under Section 409A of the Code or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A of the Code.

1.3.
This Appendix B is to be read as a continuation of the Plan and only applies with respect to Options and other Awards granted under the Plan to U.S. Taxpayers. The purpose of this Appendix B is to establish certain rules and limitations applicable to Options and other Awards that may be granted or issued under the Plan to U.S. Taxpayers from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. For the avoidance of doubt, this Appendix B does not add to or modify the Plan in respect of any other category of Israeli Participants (as defined in Appendix A to the Plan).

1.4.
The Plan and this Appendix B are complementary to each other and shall be deemed as one. Subject to Section 1.3 of this Appendix B, in any case of contradiction, whether explicit or implied, between any definitions and/or provisions of this Appendix B and the Plan, the provisions set out in this Appendix B shall prevail.

1.5	Section references in this Appendix B shall refer to Sections of the Plan, unless expressly indicated otherwise.

2.	DEFINITIONS

Each capitalized term not otherwise defined herein shall have the meaning assigned to it in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix B, provided, however, that to the extent that such definitions are provided for in the Plan and this Appendix B, the definitions in this Appendix B shall apply to Awards granted to U.S. Taxpayers:

2.1.
“Code” means the United States Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.2.	“Disability” means, for purposes of any ISO, a “permanent and total disability” as defined in Section 22(e)(3) of the Code.

2.3.
“Fair Market Value” has the meaning assigned to such term in the Plan; provided that the Committee shall determine Fair Market Value in a manner that satisfies the applicable requirements of Code Sections 409A and 422.

2.4.
“Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI of the Plan and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.5.
“Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI of the Plan and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

2.6.	“Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

3.	INCENTIVE STOCK OPTIONS

3.1.
Any Substitute Awards granted under the Plan shall be subject to compliance with the ISO rules under Code Sections 422 and 424 and the nonqualified deferred compensation rules under Code Section 409A, where applicable.

3.2.	The provisions of Section 4.2 of the Plan shall, in the case of ISOs, be subject to any limitations applicable thereto under the Code.

3.3.
The total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares determined in accordance with Section 4.1 of the Plan, as adjusted pursuant to Section 4.2 of the Plan, but without application of Section 4.2(d) of the Plan.

3.4.
The Committee shall determine any adjustment, substitution or change pursuant to Section 4.3 of the Plan after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code.

3.5.
Each Award Agreement relating to an Option shall specify whether such Option is intended to be an ISO or an NQSO. To the extent that any Option granted to a U.S. Taxpayer does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

3.6.	No ISO shall be exercisable later than the tenth (10th) anniversary of its date of grant.

3.7	The last sentence of Section 6.5 of the Plan shall not apply to ISOs.

3.8.
The right to make a payment of the Option Price of an Incentive Stock Option in the form of already owned Shares, under Section 6.6(a) of the Plan, may be authorized only as of the grant date of such Incentive Stock Option.

3.9          Section 6.6(c) of the Plan shall not apply to ISOs.

3.10.
No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option.  Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code.  Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

3.11.
Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted.  The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

3.12.
No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code.  This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

3.13.
Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO:  (i) the Tandem SAR will expire no later than the expiration of the related ISO; (ii) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

3.14.
No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 12.2 of the Plan. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

3.15.
The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine.  The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

4.	GRANT DATE FAIR MARKET OPTION PRICE AND GRANT PRICE; TERM

4.1
No Option or SAR shall be granted pursuant to this Appendix B unless the Option Price of such Option or the Grant Price of such SAR, as the case may be, shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option or SAR.  Notwithstanding the foregoing, Options or SARs may be granted with an Option Price that is less than 100 hundred percent (100%) of the Fair Market Value of a Share on the Grant Date (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, or (ii) the Stock Option is otherwise compliant with Section 409A.

4.2	Subject to Section 3.12 of this Appendix B, the term of an Option or SAR may not exceed ten years.

5.	DEFERRED COMPENSATION

5.1.
It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in Section 5.2 of this Appendix B, and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly

5.2.
The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

5.3.
The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

5.4.
No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

5.5
The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A.  If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company.  If, notwithstanding the foregoing provisions of this Section 5.5, any provision of the Plan or any Award Agreement would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall reform such provision in a manner intended to avoid the incurrence by such Participant of any such additional tax or interest; provided that the Company shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

5.6.
Notwithstanding the provisions of Section 4.3 of the Plan to the contrary, (1) any adjustments made pursuant to Section 4.3 of the Plan to Awards that are considered “deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (2) any adjustments made pursuant to Section 4.3 of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (3) in any event, neither the Committee nor the Board shall have any authority to make any adjustments, substitutions or changes pursuant to Section 4.3 of the Plan to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date thereof to be subject to Section 409A of the Code.

5.7.
If any Award is subject to Section 409A of the Code, the provisions of Article XIV of the Plan shall be applicable to such Award only to the extent permitted pursuant to Section 5.2 of this Appendix B or otherwise permitted in accordance with the requirements of Section 409A.

6.	RESTRICTED SHARE UNITS

6.1
The following shall apply to the grant of Restricted Share Units to US Taxpayers pursuant to this Appendix B.  In the event that Article VIII of the Plan conflicts with this Section 6 of the Appendix B, this Section 6 shall control with respect to Restricted Share Units that have been granted to US Taxpayers. A Restricted Share Unit may be settled in Shares (or cash, to the extent explicitly provided for in the Award Agreement) upon the lapse of the Period of Restriction. Except in the case of Restricted Share Units with a deferred settlement date that complies with Section 409A of the Code, at the end of the Period of Restriction, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares. Restricted Share Units with deferred settlement dates are subject to Section 409A of the Code and shall contain such additional terms and conditions as the Committee shall determine in its sole discretion in order to comply with the requirements of Section 409A of the Code.

6.2
In addition, the Committee may, in its sole discretion, permit a Participant to elect to receive a portion of future cash compensation otherwise due to such Participant in the form of an award of Restricted Share Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Section 409A of the Code and such other rules and procedures established by the Committee. Any such future cash compensation that the Participant elects to defer shall be converted to a fixed number of Restricted Share Units based on the Fair Market Value of a Share on the date the compensation would otherwise have been paid to the Participant if such payment had not been deferred as provided herein. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate. Any Restricted Share Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

7.	SECTION 83(B) ELECTION

If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company prior to filing such election with the United States Internal Revenue Service.  Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

8.	ADJUSTMENTS

The Committee shall determine any adjustment pursuant to Section 4.3 of the Plan after taking into account, among other things, to the extent applicable, (i) the provisions of the Code applicable to Incentive Stock Options and (ii) Section 5.6 of this Appendix B and the requirements of Section 409A.

10.	GOVERNING LAW AND JURISDICTION

This Appendix B shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, except with respect to matters that are subject to tax laws, regulations and rules in any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction.  Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to this Appendix B or any related Award Agreement.

*     *     *

APPENDIX B

AMENDMENT AND SUPPLEMENT TO CONSULTING AGREEMENT

THIS AMENDMENT AND SUPPLEMENT (this “Supplement”) to that certain Consulting Agreement between ReWalk Robotics Ltd., an Israeli corporation (“Company”), and Richner Consultants, LLC, a Delaware limited liability company (“Richner Consultants”), effective as of January 1, 2022, as amended effective January 1, 2023 (as so amended, the “Consulting Agreement”), is entered into on June 27, 2024, by and between Company, Richner Consultants and Ms. Randel Richner (“Ms. Richner”).

WHEREAS Company and Richner Consultants have previously entered into the Consulting Agreement, which provided for Richner Consultants, through Ms. Richner, to provide consulting services to Company in respect of obtaining approval from the Centers for Medicare & Medicaid Services (“CMS”), a division of the U.S. Department of Health and Human Services, for United States governmental reimbursement relating to Company’s products; and

WHEREAS the Consulting Agreement provided for Company to pay Richner Consultants for such consulting services at an agreed rate of $425 per hour, capped at a maximum of 282 total hours, or $119,850, for each of 2022 and 2023, plus reimbursement of expenses; and

WHEREAS the process of receiving reimbursement approval from CMS was far more complex and time consuming than was initially contemplated, and therefore Richner Consultants was required to invest far more time during 2022 and 2023 than the maximum number of 282 consulting hours for each year stipulated by the Consulting Agreement, and Richner Consultants was also required to invest time in the first four months of 2024 in providing such consulting services.

IN CONSIDERATION of the mutual covenants set forth in this Agreement, Company and Richner Consultants hereby agree as follows:

1.
Compensation. Company agrees to pay Richner Consultants, in addition to the amounts previously paid under the Consulting Agreement, the aggregate amount of $297,000. Such amount represents approximately 574.65 excess hours during 2022 and 2023 at the rate of $425 per hour plus 95.95 hours during 2024 at the rate of $550 per hour.

2.	Form of Compensation. Company shall pay the compensation specified in Section 1 solely as follows:
a.
On November 10, 2024, Company shall issue to Randel Richner (personally, and not to Randel Consultants) options to purchase ordinary shares, par value NIS 1.75 per share, of Company (“Ordinary Shares”), having an aggregate value of $120,000 determined in accordance with the Black-Scholes model, based on the closing price of the Ordinary Shares on such date; provided, however, that in no event shall Company issue options pursuant to this clause (a) to purchase more than 45,614 Ordinary Shares, and if the foregoing calculation would result in Company issuing options to purchase a greater number of Ordinary Shares, then the number of options to be issued pursuant to this clause (a) shall automatically be reduced to options to purchase 45,614 Ordinary Shares.

b.
On November 11, 2025, Company shall issue to Randel Richner (personally, and not to Randel Consultants) options to purchase Ordinary Shares having an aggregate value of $120,000 determined in accordance with the Black-Scholes model, based on the closing price of the Ordinary Shares on the Nasdaq Stock Market on such date; provided, however, that in no event shall Company issue options pursuant to this clause (b) to purchase more than 45,614 Ordinary Shares, and if the foregoing calculation would result in Company issuing options to purchase a greater number of Ordinary Shares, then the number of options to be issued pursuant to this clause (b) shall automatically be reduced to options to purchase 45,614 Ordinary Shares.

c.
On November 12, 2026, Company shall issue to Randel Richner (personally, and not to Randel Consultants) options to purchase Ordinary Shares having an aggregate value of $57,000 determined in accordance with the Black-Scholes model, based on the closing price of the Ordinary Shares on the Nasdaq Stock Market on such date; provided, however, that in no event shall Company issue options pursuant to this clause (c) to purchase more than 21,662 Ordinary Shares, and if the foregoing calculation would result in Company issuing options to purchase a greater number of Ordinary Shares, then the number of options to be issued pursuant to this clause (c) shall automatically be reduced to options to purchase 21,662 Ordinary Shares.

3.	Terms of the Options. All of the options issued pursuant to Section 2 shall have the following terms:
a.	each option shall be fully vested immediately upon issuance;
b.	each option issued pursuant to Section 2 shall have an exercise price equal to the closing price of the Ordinary Shares on the Nasdaq Stock Market on the date of the grant of such option;
c.	at Ms. Richner’s election, any or all of the options may be exercised on a net exercise basis, in accordance with the formula for such exercise set forth in Company’s 2024 Incentive Compensation Plan;
d.	each option shall be issued in accordance with Section 2 whether or not Ms. Richner is a director of Company on the scheduled date of issuance; and
e.
notwithstanding any provision of Company’s 2024 Incentive Compensation Plan to the contrary, each option shall be exercisable for a period of seven years from the date of its issuance, even if Ms. Richner ceases to serve as a director of Company during this period.

4.
Acknowledgement. Ms. Richner acknowledges that the grant and exercise of the options pursuant to this Supplement, as well as any sale of Ordinary Shares received upon the exercise of such options, may be subject to reporting obligations under the securities law of the United States, and agrees that she will comply with such reporting obligations.  Ms. Richner further acknowledges and agrees that the grant and exercise of the options pursuant to this Supplement, as well as any sale of Ordinary Shares received upon the exercise of such options, may be subject to Company’s insider trading policy and restrictions on transactions in Company’s securities by directors of Company.

5.
Termination of Consulting Services. The parties agree that neither Randel Consultants has provided or will provide any additional consulting services to Company, beyond those for which compensation is provided in this Supplement. The compensation provided in this Supplement constitutes the full and final payment for all services provided under the Consulting Agreement.

6.
Approvals. In accordance with the provisions of the Israel Companies Law, 5759-1999, this Agreement is subject to the approval of the shareholders of Company, and is further subject to the approval by the shareholders of Company of Company’s 2024 Incentive Compensation Plan at the 2024 annual general meeting of shareholders. If either of such approvals is not obtained, Company shall have no obligation to Richner Consultants or Ms. Richner.

7.
Miscellaneous. This Supplement supersedes all agreements and understandings, written and oral, with respect to the subject matter hereof, including the Amendment and Supplement to Consulting Agreement dated June 25, 2024 between the parties. The provisions of Section 8 of the Consulting Agreement (“Miscellaneous”) shall apply to this Supplement, with appropriate changes.

[signature page follows]

APPENDIX B

IN WITNESS WHEREOF, the parties have executed this Supplement, which shall be legally binding on the parties as of the date last signed below.

REWALK ROBOTICS LTD. By: _______________ Name: Larry Jasinski Title: CEO Date signed: June __, 2024	RICHNER CONSULTANTS, LLC By: _______________ Name: Randel Richner Title: President Date signed: June __, 2024
RANDEL RICHNER

ANNUAL MEETING OF SHAREHOLDERS OF

REWALK ROBOTICS LTD.

September 4, 2024 at 10:00 a.m. (Eastern Daylight time)

Please mark, sign, date and
mail your proxy card in the
envelope provided as soon
as possible.

↓Please detach along perforated line and mail in the envelope provided.↓

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  ☒

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.a.	To reelect Mr. Hadar Levy to serve until the 2027 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company's Articles of Association or the Israel Companies Law.	☐	☐	☐	3.	To approve the Company’s 2024 Incentive Compensation Plan.	☐	☐	☐

					4.	To approve the annual fees payable to the Company’s Chairperson of the Board.	☐	☐	☐

1.b.	To reelect Mr. Joseph Turk to serve until the 2027 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company's Articles of Association or the Israel Companies Law.	☐	☐	☐	5.	To approve a grant to Larry Jasinski, the Company’s Chief Executive Officer, of 28,571 restricted stock units.	☐	☐	☐

					6.	To approve changes to the terms of the variable compensation of Larry Jasinski, the Company’s Chief Executive Officer.	☐	☐	☐
2.
To approve the change of the Company’s name to “Lifeward Ltd.” or such other similar name as the Board of Directors of the Company shall determine and as shall be approved by the Israel Registrar of Companies, and to reflect such new name in an amendment to the Company’s Articles of Association.
		☐	☐	☐

7.
To approve the issuance of equity compensation to Randel E. Richner, a member of the Board, in connection with the additional consulting services provided by Ms. Richner under the consulting agreement with Richner Consultants, LLC, a Delaware company owned by Ms. Richner.
							☐	☐	☐

8.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.
							☐	☐	☐

					9.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, commonly referred to as a “Say-on-Pay” vote.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice and Proxy Statement of the Company relating to the Annual Meeting.

By executing this proxy card you will be deemed to confirm that you are NOT a Controlling Shareholder and do NOT have a Personal Interest (as such terms are defined in the Proxy Statement) in the approval of Proposals 5 and 6. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of Proposals 5 and 6), please notify the Company as described on the reverse side of this proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on September 4, 2024:
The Notice and Proxy Statement and the 2023 Annual Report
are available at http://ir.rewalk.com/.

REWALK ROBOTICS LTD.
PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 4, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ("BOARD")

The undersigned hereby constitute(s) and appoint(s) Larry Jasinski and Mike Lawless and each of them the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, all of the ordinary shares, par value NIS 1.75 per share, of ReWalk Robotics Ltd. (DBA Lifeward™) (the "Company") that the undersigned is/are entitled to vote at the close of business on July 24, 2024, at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 200 Donald Lynch Blvd., Marlborough, Massachusetts, U.S.A., Israel on September 4, 2024 at 10:00 a.m. (Eastern Daylight Time), and at any and all adjournments or postponements thereof on the following matters, which are more fully described in the Notice of 2024 Annual Meeting of Shareholders (the "Notice") and Proxy Statement relating to the Meeting (the "Proxy Statement").

This proxy, if properly executed and received 24 hours before the Meeting, will be voted in the manner directed herein by the undersigned. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted "FOR" each proposal. Should any other matter requiring a vote of shareholders arise, the proxies named above are authorized to vote in accordance with their discretion. Any and all proxies given by the undersigned prior to this proxy are hereby revoked.

Important Note: By executing this proxy card on the reverse side, the undersigned shareholder will be deemed to confirm that such shareholder is NOT a Controlling Shareholder and does NOT have a Personal Interest (as such terms are defined in the Proxy Statement) in the approval of Proposals 5 and 6. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of Proposals 5 and 6), please notify the Company’s Chief Financial Officer by telephone at phone number +508-281-7274 or by email at mike.lawless@golifeward.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

(Continued and to be signed on the reverse side.)